UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement.

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Funds Variable Series Trust II

(Name of Registrant as Specified in its Charter)

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COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

CTIVP® – Lazard International Equity Advantage Fund

Variable Portfolio – Managed Risk Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Commodity Strategy Fund

Columbia Variable Portfolio – Core Equity Fund

Columbia Variable Portfolio – Disciplined Core Fund

Columbia Variable Portfolio – Dividend Opportunity Fund

Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Strategic Income Fund

Columbia Variable Portfolio – Government Money Market Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Index Fund

Columbia Variable Portfolio – Limited Duration Credit Fund

Columbia Variable Portfolio – Mid Cap Growth Fund

Columbia Variable Portfolio – Overseas Core Fund

Columbia Variable Portfolio – Select Large Cap Equity Fund

Columbia Variable Portfolio – Select Large Cap Value Fund

Columbia Variable Portfolio – Select Mid Cap Value Fund

Columbia Variable Portfolio – Select Small Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – U.S. Government Mortgage Fund

CTIVP® – American Century Diversified Bond Fund

CTIVP® – BlackRock Global Inflation-Protected Securities Fund

CTIVP® – CenterSquare Real Estate Fund

CTIVP® – Loomis Sayles Growth Fund

CTIVP® – Los Angeles Capital Large Cap Growth Fund

CTIVP® – MFS Value Fund

CTIVP® – Morgan Stanley Advantage Fund

CTIVP® – T. Rowe Price Large Cap Value Fund

CTIVP® – TCW Core Plus Bond Fund

CTIVP® – Victory Sycamore Established Value Fund

CTIVP® – Wells Fargo Short Duration Government Fund

CTIVP® – Westfield Mid Cap Growth Fund

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Managed Volatility Moderate Growth Fund

Variable Portfolio – Partners Core Bond Fund

Variable Portfolio – Partners Core Equity Fund

Variable Portfolio – Partners International Core Equity Fund

Variable Portfolio – Partners International Growth Fund

Variable Portfolio – Partners International Value Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – Partners Small Cap Value Fund

225 Franklin Street, Boston, Massachusetts 02110

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote.

The accompanying Joint Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On December 22, 2020, a Joint Special Meeting of Shareholders (the “Meeting”) of the funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at 10:00 a.m. (Eastern time) via live webcast. Shareholders of each Fund will be asked to consider the election of nominees to the board of trustees of Columbia Funds Variable Insurance Trust (“CFVIT”) or Columbia Funds Variable Series Trust (“CFVST II,” and together with CFVIT, the “Trusts” and each a “Trust”). You are receiving the enclosed Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instruction cards (the “Voting Instruction Cards”) because you own or have an economic interest in shares of one or more of the Funds and have the right to vote or provide voting instructions on this important proposal.

The enclosed Joint Proxy Statement also serves as notice to shareholders of the Funds of recent amendments to the Declaration of Trust and By-Laws of each of CFVIT and CFVST II relating to virtual meetings, as well as certain governance changes in connection with the board consolidation described below. See the section of the enclosed Joint Proxy Statement entitled “The Proposal – Election of Trustees – Recent Amendments to Declarations of Trust and By-Laws” for additional information regarding these amendments.

Shares of the Funds are owned of record (directly, and indirectly through funds-of-funds advised by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”)) by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.”

At the Meeting, shareholders of record will be asked to vote on the proposal. If you are a Contract Owner with Contract values allocated to a Fund, you are entitled to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the proposal.

Q.	Why am I being asked to elect trustees?

A.

At present, the Funds and certain other funds advised by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) are overseen by two separate boards of trustees (each, a “Trustee” and collectively, the “Trustees”). The Funds within CFVIT are currently overseen by ten Trustees comprising the “Columbia Atlantic Board” and the Funds within CFVST II are currently overseen by ten different Trustees comprising the “Columbia Funds Board.” Each board is referred to herein as a “Board” and collectively the “Boards.”

Each Board has separately determined that it is in the best interests of the funds overseen by such Board, including the Funds, to align and consolidate the membership of the Boards so that the funds are overseen by a single board. Accordingly, the Boards recommend the seventeen (17) individuals listed in the enclosed Joint Proxy Statement for election to the Board of each Trust. The same nominees have been recommended to shareholders for all open-end funds overseen by such Boards, so that if all nominees are approved by shareholders, the proposed combined board would oversee nearly all of the open-end funds and exchange-traded funds advised by Columbia Threadneedle, which include 174 open-end funds with assets of approximately $310 billion as of September 30, 2020, including fund-of-fund assets.

In reaching its conclusion each Board considered, among other things, that while the proposed combined board would be larger than either current Board, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies and decreased costs for the funds in the complex, as well as provide operational efficiencies and decreased costs for Columbia Threadneedle by streamlining the resources needed for Board support.

Additional information regarding each nominee and the proposal is set forth in the enclosed Joint Proxy Statement.

Q.	How do the Boards recommend that I vote?

A.	Each Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the election of the nominees.

Q.	What if the proposal is not approved?

A.

If there are not enough votes by shareholders of a Trust to obtain a quorum and approve the election of the nominees by the time of the Meeting, a Trust’s Meeting may be adjourned or postponed to permit further solicitation of proxy votes. If a Trust is not ultimately able to achieve a quorum, the Trust (and the Funds comprising the Trust) will continue to be overseen by the current Board of Trustees. Note, however, that the election of nominees for each Trust requires the affirmative vote of a plurality of votes cast at the applicable Meeting. Given the plurality voting standard and because each nominee is running unopposed, so long as a quorum is present at a Trust’s Meeting, each nominee will be elected, as the election is uncontested. See the section of the enclosed Joint Proxy Statement entitled “Proxy Voting and Shareholder Meeting Information – Required Vote” for additional information regarding the plurality voting standard.

Q.	Who will pay for this proxy solicitation?

A.

The Funds and Columbia Threadneedle will jointly bear the proxy solicitation costs related to this proposal. For additional information, see the section entitled “Other Information – Expenses and Solicitation Activities” in the enclosed Joint Proxy Statement.

Q.	How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?

A.	You can vote or instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll-free number listed on your Proxy Card or Voting Instruction Card)

•	By Internet (at the website listed on your Proxy Card or Voting Instruction Card)

•	By mail (using the enclosed postage prepaid envelope)

Shareholders may also vote by attending the Meeting. We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card or Voting Instruction Card for information on voting by telephone, Internet or mail.

Q.	How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders are entitled to participate in the Meeting only if they were a shareholder of a Fund as of the close of business on October 9, 2020, or if they hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.meetingcenter.io/272705013. Shareholders also will be able to vote shares online by attending the Meeting by webcast. Contract Owners must submit timely voting instructions to their Participating Insurance Company in accordance with the procedures of the Participating Insurance Company.

To participate in the Meeting, shareholders will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is COL2020.

If you hold your shares through a Participating Insurance Company or other intermediary you must register in advance using the instructions below. The online Meeting will begin promptly at 10:00 a.m., Eastern time, on December 22, 2020. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meeting virtually on the Internet?

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through a Participating Insurance Company or other intermediary you must register in advance to attend the Meeting virtually on the Internet.

If you hold you shares through an intermediary, to register to attend the Meeting online by webcast shareholders must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Shareholders must contact the intermediary who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three (3) business days prior to the Meeting date. Contract Owners must also register to participate in the Meeting by contacting Computershare and emailing a copy of your Voting Instruction Card.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy or Voting Instruction Card to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, we believe that hosting a virtual meeting is in the best interests of the Funds and their shareholders.

Q.	Why might I receive more than one Voting Instruction Card or Proxy Card?

A.	You may receive separate Voting Instruction Cards or Proxy Cards if you own shares of more than one Fund or of a Fund in more than one Contract or account. You should complete each card received.

Q.	Will I be notified of the results of the vote?

A.	Yes. The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.

If you have questions about the proposal described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll-free at 866-905-2396.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

CTIVP® – Lazard International Equity Advantage Fund

Variable Portfolio – Managed Risk Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Commodity Strategy Fund

Columbia Variable Portfolio – Core Equity Fund

Columbia Variable Portfolio – Disciplined Core Fund

Columbia Variable Portfolio – Dividend Opportunity Fund

Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Strategic Income Fund

Columbia Variable Portfolio – Government Money Market Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Index Fund

Columbia Variable Portfolio – Limited Duration Credit Fund

Columbia Variable Portfolio – Mid Cap Growth Fund

Columbia Variable Portfolio – Overseas Core Fund

Columbia Variable Portfolio – Select Large Cap Equity Fund

Columbia Variable Portfolio – Select Large Cap Value Fund

Columbia Variable Portfolio – Select Mid Cap Value Fund

Columbia Variable Portfolio – Select Small Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – U.S. Government Mortgage Fund

CTIVP® – American Century Diversified Bond Fund

CTIVP® – BlackRock Global Inflation-Protected Securities Fund

CTIVP® – CenterSquare Real Estate Fund

CTIVP® – Loomis Sayles Growth Fund

CTIVP® – Los Angeles Capital Large Cap Growth Fund

CTIVP® – MFS Value Fund

CTIVP® – Morgan Stanley Advantage Fund

CTIVP® – T. Rowe Price Large Cap Value Fund

CTIVP® – TCW Core Plus Bond Fund

CTIVP® – Victory Sycamore Established Value Fund

CTIVP® – Wells Fargo Short Duration Government Fund

CTIVP® – Westfield Mid Cap Growth Fund

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Managed Volatility Moderate Growth Fund

Variable Portfolio – Partners Core Bond Fund

Variable Portfolio – Partners Core Equity Fund

Variable Portfolio – Partners International Core Equity Fund

Variable Portfolio – Partners International Growth Fund

Variable Portfolio – Partners International Value Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – Partners Small Cap Value Fund

To be held on December 22, 2020

A Joint Special Meeting of Shareholders (the “Meeting”) of the funds listed above (each a “Fund” and collectively the “Funds”) will be held on December 22, 2020 at 10:00 a.m. (Eastern time). The Board of Trustees (each, a “Board,” and together, the “Boards”) of each of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II (each, a “Trust,” and together, the “Trusts”) has recommended certain individuals for election to each Board. At the Meeting, shareholders of each series of each Trust will be asked to consider the following proposal:

1.

To elect seventeen (17) nominees to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor; and

2.	To transact such other business as may properly come before the Meeting.

In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the enclosed Q&A and Joint Proxy Statement.

Please take some time to read the enclosed Joint Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on October 9, 2020, you were a shareholder of one or more of the Funds or held a variable annuity and/or variable insurance contract with contract values allocated to one or more of the Funds, you may vote, or instruct the insurance company through which your sub-accounts invests in a Fund (a “Participating Insurance Company”) how to vote, at the Meeting or at any adjournment or postponement of the Meeting. If you have questions, please call the Funds’ proxy solicitor toll free at 866-905-2396. It is important that you vote. You may vote by mail, by phone or over the Internet. The Boards unanimously recommend that you vote (or instruct your Participating Insurance Company to vote) FOR the election of the trustee nominees.

By order of each Board of Trustees,

Ryan C. Larrenaga,

Secretary

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

CTIVP® – Lazard International Equity Advantage Fund

Variable Portfolio – Managed Risk Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Commodity Strategy Fund

Columbia Variable Portfolio – Core Equity Fund

Columbia Variable Portfolio – Disciplined Core Fund

Columbia Variable Portfolio – Dividend Opportunity Fund

Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Strategic Income Fund

Columbia Variable Portfolio – Government Money Market Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Index Fund

Columbia Variable Portfolio – Limited Duration Credit Fund

Columbia Variable Portfolio – Mid Cap Growth Fund

Columbia Variable Portfolio – Overseas Core Fund

Columbia Variable Portfolio – Select Large Cap Equity Fund

Columbia Variable Portfolio – Select Large Cap Value Fund

Columbia Variable Portfolio – Select Mid Cap Value Fund

Columbia Variable Portfolio – Select Small Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – U.S. Government Mortgage Fund

CTIVP® – American Century Diversified Bond Fund

CTIVP® – BlackRock Global Inflation-Protected Securities Fund

CTIVP® – CenterSquare Real Estate Fund

CTIVP® – Loomis Sayles Growth Fund

CTIVP® – Los Angeles Capital Large Cap Growth Fund

CTIVP® – MFS Value Fund

CTIVP® – Morgan Stanley Advantage Fund

CTIVP® – T. Rowe Price Large Cap Value Fund

CTIVP® – TCW Core Plus Bond Fund

CTIVP® – Victory Sycamore Established Value Fund

CTIVP® – Wells Fargo Short Duration Government Fund

CTIVP® – Westfield Mid Cap Growth Fund

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Managed Volatility Moderate Growth Fund

Variable Portfolio – Partners Core Bond Fund

Variable Portfolio – Partners Core Equity Fund

Variable Portfolio – Partners International Core Equity Fund

Variable Portfolio – Partners International Growth Fund

Variable Portfolio – Partners International Value Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – Partners Small Cap Value Fund

225 Franklin Street, Boston, Massachusetts 02110

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on December 22, 2020

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards” and each trustee, a “Trustee” and collectively, the “Trustees”) of each of Columbia Funds Variable Insurance Trust (“CFVIT”) and Columbia Funds Variable Series Trust II (“CFVST II,” and together with CFVIT, the “Trusts” and each, a “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of the Funds listed above, that will be held on December 22, 2020 at 10:00 a.m. (Eastern time) and any adjournments or postponements thereof. The enclosed proxy card (“Proxy Card”) or voting instruction card (“Voting Instruction Card”) and this Joint Proxy Statement are first being sent to shareholders of the Funds on or about November 4, 2020. Each Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. A portion of each Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, including RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (together, the “RiverSource Insurance Companies”). Persons holding Contracts are referred to herein as “Contract Owners.” The purpose of the Meeting is to ask shareholders to elect seventeen (17) nominees to the Board of each Trust who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor.

Because of public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.meetingcenter.io/272705013. Shareholders also will be able to vote shares online by attending the Meeting by webcast. Contract Owners must submit timely voting instructions to their Participating Insurance Company in accordance with the procedures of the Participating Insurance Company. If your shares are registered in your name, to participate in the Meeting, you will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is COL2020. There is no physical location for the Meeting.

If you hold your shares through a Participating Insurance Company or other intermediary you must register in advance to attend the Meeting online by webcast. To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) or Voting Instruction Card reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the intermediary who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three (3) business days prior to the Meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy or Voting Instruction Card to shareholdermeetings@computershare.com.

Shareholders of record for each Fund on October 9, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix A. Persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the Record Date are listed in Appendix B. Each Fund has a fiscal year-end of December 31.

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual reports have previously been delivered to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 22, 2020. This Joint Proxy Statement and the Notice of Joint Special Meeting are available at https://www.proxy-direct.com/col-31701.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR ITS TRUST(S)

-i-

THE PROPOSAL — Election of Trustees

At the Meeting, shareholders of all Funds will be asked to elect seventeen (17) Nominees to constitute the Board of their Trust, effective January 1, 2021. The election of these Nominees will allow for the combined oversight of the Funds under a single Board.

At present, the Funds and certain other funds advised by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) are overseen by two separate boards of trustees. The Funds within CFVIT are overseen by ten Trustees comprising the “Columbia Atlantic Board” and the Funds within CFVST II are overseen by ten different Trustees comprising the “Columbia Funds Board.”

Each Board has separately determined that it is in the best interests of the funds overseen by such Board, including the Funds, to align and consolidate the membership of the Boards so that the funds are overseen by the Nominees as a single board. Accordingly, the Boards recommend the seventeen (17) individuals listed in this Joint Proxy Statement for election to the Board of each Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor. The Boards have also approved the same nominees for all open-end funds overseen by such Boards, so that if all nominees are approved by shareholders, the proposed combined board would oversee nearly all of the open-end funds and exchange-traded funds advised by Columbia Threadneedle, which include 174 open-end funds with assets of approximately $310 billion as of September 30, 2020, including fund-of-fund assets.

In reaching its conclusion each Board considered, among other things, that while the proposed combined board would be larger than either current Board, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies and decreased costs for the funds in the complex, as well as provide operational efficiencies and decreased costs for Columbia Threadneedle by streamlining the resources needed for Board support.

Each Board is responsible for overseeing the management of the applicable Trust. Each Nominee currently serves as a Trustee of either CFVIT or CFVST II. Due to planned retirements, John J. Neuhauser and Patrick J. Simpson, each of whom serves as a Trustee on the Columbia Atlantic Board, are not standing for reelection to serve on the combined Board. Christopher O. Petersen (the “Interested Nominee”) has been nominated to serve as a Trustee for the Trusts and will be treated as an “interested person” of the Funds due to his positions with Columbia Threadneedle and Ameriprise Financial, Inc. Upon the election and qualification of Mr. Petersen, William F. Truscott, who currently serves as Trustee of CFVST II and is currently treated as an “interested person” of the Funds, will resign from the Columbia Funds Board although Mr. Truscott will remain a Senior Vice President of the Trusts and his position with Columbia Threadneedle remains unaffected.

The Investment Company Act of 1940 (the “1940 Act”) and rules adopted thereunder contain provisions requiring that certain percentages of a mutual fund’s board of directors consist of individuals who are independent of the mutual fund or its adviser within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Current regulations applicable to the Funds require that a majority of each Trust’s Board consist of Independent Trustees. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are George S. Batejan, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Anthony M. Santomero, Minor M. Shaw, Natalie A. Trunow and Sandra Yeager.

At a meeting held on October 2, 2020, the Governance Committee of CFVIT (all of whose members are Independent Trustees) nominated the Independent Nominees and recommended that the Columbia Atlantic Board nominate the Interested Nominee. At a meeting held on October 2, 2020, the Independent Trustees of CFVIT accepted, endorsed and approved the Independent Nominees presented by the Governance Committee and the Columbia Atlantic Board nominated the Interested Nominee and voted to recommend each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. Likewise, at a meeting held on October 1, 2020, the Board Governance Committee of the CFVST II (all of whose members are Independent Trustees) nominated the Independent Nominees and recommended that the Columbia Funds Board nominate the Interested Nominee. At a meeting held on October 1, 2020, the Columbia Funds Board accepted, endorsed and approved the Independent Nominees presented by the Board Governance Committee, nominated the Interested Nominee and voted to recommend each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. The Boards currently have no reason to believe that any Nominee will become unable to serve or for good cause will not serve as a trustee, but if that should occur before the Meeting, the proxies may be voted for such other Nominees as each Trust’s present Governance Committee and/or the Board may select. If the Nominees are elected by shareholders, at least 75% of the trustees will continue to be Independent Trustees (currently 90% of the Columbia Funds Board and 86% of the Columbia Atlantic Board is comprised of Independent Trustees).

If the Nominees are elected by shareholders, the Funds will begin to operate under the oversight of the combined board on January 1, 2021. After careful consideration of the proposed governance structure of the combined board, and to ensure continuity of various aspects of the governance of each Fund overseen by the combined board, the Boards have agreed that if the Nominees are elected by shareholders of the Trusts, for a one-year transition period starting January 1, 2021, each Board committee would be co-chaired by a member of each legacy Board with the exception of the Board Governance Committee, which will have one chair (the current Board Governance Committee chair of the CFVST II Board), due to the planned retirement of the current Governance Committee chair of CFVIT at the end of this year, and that Mr. Hacker and Ms. Paglia, each of whom is an Independent Trustee, will serve as co-Chairs of the combined board for a two-year transition period ending December 31, 2022. Further, the Boards agreed to implement certain other governance provisions, including that the affirmative vote of at least 66 2/3% of the trustees then in office would be required to materially change the committee structure (including the committee chairs) or to remove a trustee, with or without cause.

Recent Amendments to Declarations of Trust and By-Laws

In connection with the proposed election of a combined board, the Board of each Trust has approved an amendment of its Declaration of Trust to include various provisions regarding Board governance agreed to by the Boards, and to clarify the Trust’s ability to hold virtual shareholder meetings. In addition, each Trust’s By-Laws were amended to make the indemnification provisions more consistent across the Trusts and other funds to be overseen by the combined Board. For more information on the amendments to the Trusts’ Declarations of Trust and By-Laws see Appendix C.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.*

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Nominees who are not “interested persons” of the Funds
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee of CFVST II since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018	Compliance, Contracts, Executive, Investment Review (CFVST II)

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee of CFVST II since 1/06 for RiverSource Funds and since 6/11 for Nations Funds(1)	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	176	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee 2017-2020); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017	Board Governance, Compliance, Contracts, Executive, Investment Review (CFVST II)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee of CFVST II since 7/07 for RiverSource Funds and since 6/11 for Nations Funds(1)	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019	Audit, Board Governance, Contracts, Executive, Investment Review (CFVST II)

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee of CFVIT since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020	Compliance, Product and Distribution, Governance, Investment Oversight Committee #2 (CFVIT)

J. Kevin Connaughton(2) c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee of CFVIT since 2020; Independent Trustee Consultant of CFVIT from 2016-2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017	Product and Distribution, Advisory Fees & Expenses, Audit, Investment Oversight Committee #2 (CFVIT)

Olive Darragh(2) c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Trustee of CFVIT since 2020; Independent Trustee Consultant of CFVIT from 2019-2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	174	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation	Product and Distribution, Advisory Fees & Expenses, Audit, Compliance, Investment Oversight Committee #1, Investment Oversight Committee #3 (CFVIT)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee of CFVST II since 11/04 for RiverSource Funds and since 6/11 for Nations Funds(1)	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019	Audit, Board Governance, Contracts, Executive, Investment Review (CFVST II)

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee of CFVST II since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004	Audit, Contracts, Executive, Investment Review (CFVST II)

Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee (since 1996) and Chairman of the Board (since 2014) of CFVIT	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019	Audit, Governance, Investment Oversight Committee #1, Investment Oversight Committee #3 (CFVIT)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee of CFVIT since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None	Advisory Fees & Expenses, Governance, Product and Distribution, Investment Oversight Committee #2 (CFVIT)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee of CFVIT since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016	Compliance, Audit, Investment Oversight Committee #1 (CFVIT)

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Chair of the Board of CFVST II since 1/20; Trustee of CFVST II since 11/04 for RiverSource Funds and since 6/11 for Nations Funds(1)	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)	Board Governance, Compliance, Contracts, Executive, Investment Review (CFVST II)

Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee of CFVST II since 6/11 for RiverSource Funds and since 1/08 for Nations Funds(1)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	176	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011	Audit, Board Governance, Contracts, Investment Review (CFVST II)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee of CFVST II since 6/11 for RiverSource Funds and since 2003 for Nations Funds(1)	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018	Board Governance, Compliance, Contracts, Investment Review (CFVST II)

Natalie A. Trunow(2) c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1967	Trustee of CFVIT since 2020; Independent Trustee Consultant of CFVIT from 2016-2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management	Product and Distribution, Advisory Fees & Expenses, Compliance, Investment Oversight Committee #1 (CFVIT)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments

Sandra Yeager c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee of CFVST II since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Director, NAPE Education Foundation since October 2016	Audit, Contracts, Investment Review (CFVST II)

Nominee who is an “interested person” of the Funds***
Christopher O. Petersen c/o Columbia Threadneedle 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee of CFVIT since 2020(3)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	174	None	None

*	Information as of October 1, 2020.
**

The term “Fund Complex” as used herein includes each series of the Trusts, each series of Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Series Trust, Columbia Funds Series Trust I and Columbia Funds Series Trust II (together, the “Retail Trusts”), Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation. Each of the Nominees has also been nominated to serve as a trustee of the Retail Trusts, and each member of the Columbia Funds Board also serves as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

***	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial, Inc.
(1)

The Funds within the Columbia Funds Complex that historically bore the Nations brand are referred to herein as “Nations Funds” and the Funds within the Columbia Funds Complex that historically bore the RiverSource brand are referred to herein as “RiverSource Funds.”

(2)

J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFVIT effective September 1, 2016. Olive Darragh was appointed a consultant to the Independent Trustees of CFVIT effective June 10, 2019. Shareholders of the CFVIT Funds elected Mr. Connaughton, Ms. Darragh and Ms. Trunow as Trustees of CFVIT, effective July 1, 2020.

(3)	Mr. Petersen serves as the President and Principal Executive Officer of each Trust (since 2015).

Current Status of Trustees/Nominees

With regard to CFVIT, Mses. Carrig, Darragh, Lukitsh and Trunow, Dr. Neuhauser and Messrs. Connaughton, Hacker, Moffett, Petersen and Simpson were most recently elected by shareholders to be Trustees of CFVIT in April 2020, effective July 2020.

With regard to CFVST II, Mses. Blatz, Carlton, Flynn, Paglia and Shaw and Messrs. Santomero and Truscott were most recently elected by shareholders to be Trustees of CFVST II in February 2011. Messrs. Batejan and Gallagher and Ms. Yeager were appointed by the Board as Trustees of CFVST II to fill vacancies in January 2017.

Each currently serving Trustee, except for Dr. Neuhauser and Mr. Simpson for CFVIT and Mr. Truscott for CFVST II, is standing for election at the Meeting and has agreed to continue to serve if elected. Mr. Truscott will resign from the Board of CFVST II upon election and qualification of Mr. Petersen, although Mr. Truscott will remain a Senior Vice President of the Trusts and his position with the Investment Manager remains unaffected.

Dr. Neuhauser and Mr. Simpson are not standing for election due to the retirement policy of CFVIT and are expected to retire as Trustees of CFVIT effective December 31, 2020. Under each Board’s current retirement policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).

Nominee Qualifications

The following provides an overview of the considerations that led each Board to conclude that each individual serving or nominated to serve as a trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Boards. Among the factors the Boards considered when concluding that an individual should serve on the Boards were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees/Nominees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Boards.

In respect of each Nominee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Funds, were a significant factor in the determination that, in light of the business and structure of the Trusts, the individual should serve as a trustee. Following is a summary of each Nominee’s particular professional experience and additional considerations that contributed to or support the Boards’ conclusion that an individual should serve as a trustee:

George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 Companies to investigate issues relating to cyber-security and stock options. In February 2018, she was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota and served in that capacity until July 30, 2018. She also serves on the board of directors of Blue Cross and Blue Shield of Minnesota, and as chair of a non-profit organization.

Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton also serves on the Board of Directors of DR Bank (formerly Laurel Road Bank), a privately held community bank, where she serves on the Audit Committee. She also serves on the board of directors of Evercore Inc., a public investment bank. In addition, she has experience on other boards of directors of non-profit organizations, including the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and Chair of the Human Resources Committee.

Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Carrig has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

J. Kevin Connaughton – Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the FINRA National Adjudicatory Council and on the Board of Directors of The Autism Project. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, three offshore groups of funds managed by the Investment Manager and/or affiliates, and the investment committee for a small college endowment. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University.

Olive Darragh – Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.

Patricia M. Flynn – Dr. Flynn is a Trustee Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.

Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Nancy T. Lukitsh – Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.

Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as a Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Christopher O. Petersen – Mr. Petersen has significant experience with the financial services and investment companies. Mr. Petersen has served as President of the Columbia Funds since 2015 and as an officer of the Columbia Funds and affiliated funds since 2007. He serves as Vice President and Lead Chief Counsel of Ameriprise Financial, Inc., the parent company of the Investment Manager. In these capacities, he supports the management of the business and legal affairs of the Columbia Funds.

Anthony M. Santomero – Dr. Santomero is the former President of the Federal Reserve Bank of Philadelphia. He holds the title of Richard K. Mellon Professor Emeritus of Finance at the Wharton School of the University of Pennsylvania and serves on the board of a public company, RenaissanceRe Holdings Ltd., and the board of Penn Mutual Life Insurance Company. He previously served as director of Citigroup Inc. and Citibank, N.A., Senior Advisor at McKinsey & Company and was the Richard K. Mellon Professor of Finance at the University of Pennsylvania’s Wharton School. During his 30-year tenure at Wharton, he held a number of academic and managerial positions, including Deputy Dean of the School. He has written approximately 150 articles, books and monographs on financial sector regulation and economic performance.

Minor M. Shaw – Ms. Shaw is President of Micco, LLC, a private investment company, and past president of Micco Corporation and Mickel Investment Group. She is chairman of the Daniel-Mickel Foundation and The Duke Endowment. She also currently serves as chairman of the Greenville-Spartanburg Airport Commission. She holds numerous civic and business board memberships and is a past chair of Wofford College Board of Trustees. Ms. Shaw serves on the board of the Hollingsworth Funds (formerly Board Chair of the Hollingsworth Funds), Blue Cross Blue Shield of South Carolina, and on the advisory board of Duke Energy Corp. She has also served on the boards of Citizens & Southern Bank of SC, Interstate Johnson Lane, and Piedmont Natural Gas.

Natalie A. Trunow – Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as a non-executive member of the Investment Committee of Sarona Asset Management Inc. (a private equity firm), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the boards of for-profit and non-profit organizations.

Sandra Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008 she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.

Responsibilities of the Boards with Respect to Fund Management

The Boards consist of Trustees who have varied experience and skills. Each Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Trustees, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting with Board members between Board and committee meetings on Fund-related matters, with the Funds’ Chief Compliance Officer, counsel to the Independent Trustees, and representatives of the Funds’ service providers. Each Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the applicable Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Boards believe that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in overseeing the setting of agendas and conducting meetings. With respect to Messrs. Truscott and Petersen, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Nominees can be found in the section entitled “Nominee Qualifications” above. The Boards have several standing committees (each, a “Committee”), which are an integral part of each Fund’s overall governance and risk oversight structure. The Boards believe that their Committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The roles of each Committee are more fully described in the section entitled “Governance Structure and Committees of the Boards” below.

The Boards initially approved investment management services agreements and other contracts with the Investment Manager and its affiliates and other service providers. The Boards monitor the level and quality of services provided under such contracts. Annually, the Boards evaluate the services received under the investment management and distribution contracts by reviewing, among other things, reports covering investment performance, expenses, shareholder services, marketing, and the Investment Manager’s profitability.

The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Boards provide oversight of the services provided by the Investment Manager, including risk management services. Various Committees of the Boards provide oversight of the Investment Manager’s risk management services with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Boards and the Committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Boards and the relevant Committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various Fund service providers. In addition, the Boards oversee processes that are in place addressing compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. The Boards and certain Committees also meet regularly with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds.

The Boards also oversee the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds have implemented a written liquidity risk management program and related procedures (the “Liquidity Program”), designed to assess and manage the Funds’ liquidity risk. The Boards, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Boards will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Boards recognize that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations.

Governance Structure and Committees of the Boards

If the consolidation of the two Boards is completed, it is anticipated that the combined board will have a Committee structure similar to both Boards, but more closely aligned with the current Committee structure of the Columbia Funds Board. Nevertheless, the combined board may choose to modify the governance structure of the combined board at any time. Information relating to the current governance and Committee structure of the Columbia Atlantic Board and Columbia Funds Board is set forth below.

Columbia Atlantic Board

The Columbia Atlantic Board has organized the following standing Committees to facilitate its work: the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee, the Investment Oversight Committees and the Product and Distribution Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective Committee assignments. The duties of these Committees are described below.

Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various Committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities, and reviewing and making recommendations to the Board regarding the compensation of the Independent Trustees.

The Governance Committee will consider nominees for trustee recommended by shareholders provided that, as applicable, such recommendations are submitted by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds and exchange-traded funds are not required to hold annual shareholder meetings) and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Such shareholder recommendations must be in writing and should be sent to the attention of Douglas A. Hacker, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trust is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of trustees.

When considering candidates for trustee, the Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. In each case, the Governance Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Governance Committee also considers whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board Committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Governance Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The Governance Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate. The Board and the Governance Committee also consider the same factors when identifying prospective trustee candidates.

The Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee members would be arranged. If a Governance Committee member, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee members for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. To assist with the identification and vetting of potential trustee nominees, the Governance Committee has engaged the services of third party recruiting firms.

The Governance Committee has a charter, which is provided in Appendix D-1. The Governance Committee’s charter is not available on the Funds’ website. The Governance Committee held five meetings during the fiscal year ended December 31, 2019.

Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of the Funds’ Chief Compliance Officer and reviewing his compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of the Funds and its service providers, and reviewing each Fund’s portfolio execution. The Compliance Committee held four meetings during the fiscal year ended December 31, 2019.

Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts or fee proposals that may be referred to the Advisory Fees & Expenses Committee by the Board. The Advisory Fees & Expenses Committee held five meetings during the fiscal year ended December 31, 2019.

Investment Oversight Committee. Each Independent Trustee also serves on an Investment Oversight Committee (each, an “IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. A total of ten IOC meetings were held during the fiscal year ended December 31, 2019.

Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Atlantic Board’s responsibilities in this regard. The Audit Committee is comprised entirely of Independent Trustees. The Board has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2019.

Product and Distribution Committee. The Product and Distribution Committee’s functions include, among other things, reviewing such matters relating to the marketing of the Funds and the distribution of the Fund’s shares, including matters relating to the design and positioning of Funds, marketing and distribution strategies for the Funds and the effectiveness and competitiveness of such strategies, as the Product and Distribution Committee may deem appropriate. The Product and Distribution Committee held four meetings during the fiscal year ended December 31, 2019.

Columbia Funds Board

The Columbia Funds Board has organized the following standing Committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective Committee assignments. The duties of these Committees are described below.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its Committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The Board Governance Committee also reviews candidates for Board membership, including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to Catherine James Paglia, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including exchange-traded funds, are not required to hold annual shareholder meetings). The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the Board Governance Committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.

The Board Governance Committee has a charter, which is provided in Appendix D-2. The Board Governance Committee’s charter is not available on the Funds’ website. The Board Governance Committee held seven meetings during the fiscal year ended December 31, 2019.

Compliance Committee. Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Chief Compliance Officer, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ Chief Compliance Officer to meet with Independent Trustees on a regular basis to discuss compliance matters. The Compliance Committee held five meetings during the fiscal year ended December 31, 2019.

Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assist the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The Contracts Committee held six meetings during the fiscal year ended December 31, 2019.

Executive Committee. Acts, as needed, for the Board between meetings of the Board, and can meet in advance of, and/or for planning, regularly scheduled meetings or other Board matters. The Executive Committee held five meetings during the fiscal year ended December 31, 2019. The Executive Committee ceased to operate as of June 2020 and will not be in operation for the combined board.

Investment Review Committee. Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The Investment Review Committee held eight meetings during the fiscal year ended December 31, 2019.

Audit Committee. Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures. This Audit Committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Fund Board’s responsibilities in this regard. The Audit Committee held six meetings during the fiscal year ended December 31, 2019.

Trustee Meeting Attendance

Each Board held six meetings during the fiscal year ended December 31, 2019. During the last fiscal year, each Trustee attended 75% or more of the meetings of the Board on which the Trustee serves and the Committee meetings (if a member thereof) held during the period. The Trusts do not have a formal policy on Trustee attendance at Board and Committee meetings. The Trusts do not hold annual shareholder meetings and therefore the Boards do not have a policy with regard to Trustee attendance at such meetings.

Beneficial Ownership of Shares of Each Fund

Appendix E to this Joint Proxy Statement provides information, as of September 30, 2020, about the beneficial ownership by the Nominees of equity securities of each Fund.

Independent Trustee Interests in Fund Affiliates

During the last five years, Ms. Yeager owned shares of common stock in Morgan Stanley, the parent company of Morgan Stanley Investment Management, Inc., a sub-adviser to CTIVP® – Morgan Stanley Advantage Fund, in excess of $120,000. Prior to becoming a trustee, Ms. Yeager disposed of all shares of common stock in Morgan Stanley.

An immediate family member of Ms. Blatz holds publicly traded common stock of the parent companies of the sub-advisers to certain Funds. The value of such stock does not exceed $120,000 with respect to the parent company of any sub-adviser other than JPMorgan and Morgan Stanley, and the value of the holdings of each such sub-adviser parent does not exceed $500,000 and represents less than 0.1 percent of the parent’s outstanding shares. Ms. Blatz does not have any ownership or voting interest in such holdings.

Remuneration for Trustees and Officers

Total fees paid by each Fund to the Independent Trustees for the Fund’s last fiscal year are set forth in Appendix F to this Joint Proxy Statement. If all of the Nominees are elected by shareholders of the Trusts, it is expected that the combined Board will reconsider its compensation structure such that the Independent Trustees will be compensated under a new, unified compensation structure. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees. No Trustee or Nominee, other than Messrs. Truscott and Petersen, is an employee of Columbia Threadneedle or its affiliates.

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”) applicable to each Board, each eligible Independent Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as an Independent Trustee for that calendar year (expressly, an Independent Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by an Independent Trustee are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Independent Trustee (with accruals to the Deferral Account beginning at such time as an Independent Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Independent Trustee under the Deferred Compensation Plan). Independent Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from an Independent Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as an Independent Trustee may qualify to receive such payments. If a deferring Independent Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Independent Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Independent Trustee has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Columbia Threadneedle or its affiliates pay all salaries of officers of the Trusts, except for the Funds’ Chief Compliance Officer, a portion of whose compensation is paid by the Trusts.

The Columbia Funds Board has adopted a trustee investment policy, pursuant to which each Independent Trustee shall, within three years of becoming an Independent Trustee, invest in shares (including investments made pursuant to the Deferred Compensation Plan) of one or more funds overseen by the Columbia Funds Board (including the closed-end funds overseen by the Columbia Funds Board) in an aggregate amount that is at least equal to the minimum investment amount as determined by the Columbia Funds Board. The minimum investment amount is generally based on the total annual compensation paid to an Independent Trustee (exclusive of any compensation paid to an Independent Trustee for serving as Chair of the Columbia Funds Board or a Committee of the Columbia Funds Board or in any other special capacity) and may be adjusted by the Columbia Funds Board from time-to-time. Each Independent Trustee on the Columbia Funds Board is expected to maintain the minimum investment amount during his or her tenure as an Independent Trustee. The Columbia Atlantic Board has a substantially similar expectation, but not requirement, for its Independent Trustees to invest in shares (including investments made pursuant to the Deferred Compensation Plan) of one or more funds overseen by the Columbia Atlantic Board.

Executive Officers of the Funds

Information about the executive officers of the Trusts is included in Appendix G to this Joint Proxy Statement.

Independent Registered Public Accounting Firm

Each Board, including the Independent Trustees, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm to audit the books and records of each Fund for its respective fiscal year. A representative of PwC is expected to be present at the Meeting and, if present, will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

Additional information regarding fees paid during the previous two fiscal years to PwC and the Audit Committee pre-approval policies and procedures is contained in Appendix H.

Required Vote and Recommendation

Election of Nominees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of each Trust, at which a quorum is present or represented by proxy.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE ELECTION OF ALL NOMINEES OF ITS TRUST

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy or voting instruction is not subsequently revoked, your votes will be cast or voting instructions followed at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the election of the Nominees. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

Revocation of Proxies and Voting Instructions

Shareholders must contact the intermediary who holds their shares to obtain a legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three (3) business days prior to the Meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to the Trusts by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operations Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person (virtually), or as otherwise permitted. Attending the Meeting will not automatically revoke your prior proxy.

Contract Owners that have executed, dated and submitted a Voting Instruction Card may revoke or change those voting instructions by (i) submitting written notice of revocation to your Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card to your Participating Insurance Company or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by timely completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions.

Quorum and Methods of Tabulation

A quorum is required to take action on the proposal. For CFVIT, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person (virtually) or by proxy, constitutes a quorum. For CFVST II, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person (virtually) or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have no effect with respect to the election of the Nominees. The Funds do not currently expect any broker non-votes because of the composition of the shareholders. Representation at the Meeting by the

Participating Insurance Companies and/or Columbia Funds (defined below) that hold shares of a Fund constituting the percentages of votes entitled to be cast as specified above will be sufficient to constitute a quorum of shareholders for that Fund.

Shareholders of record of each Fund at the close of business on October 9, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As previously indicated, the number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix A. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote. Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the Record Date.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Adjournment

In the event that a quorum of shareholders of a Fund is not present at the Meeting, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person (virtually) or by proxy, and further solicitations may be made.

Required Vote

All shares of each Trust vote together as a single class on the proposal. For each Trust, the election of trustees requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority of outstanding voting shares, up to the maximum number of trustees to be elected at the Meeting, which is seventeen (17). Because the Nominees are running unopposed, all seventeen (17) Nominees are expected to be elected as trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. If approved, the proposal will become effective on January 1, 2021.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Funds. The Participating Insurance Companies generally vote the shares of each Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of each Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not timely received from a Contract Owner, the Participating Insurance Companies will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the proposal) as all shares for which voting instructions have been timely received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Companies will vote those shares FOR the election of the Nominees.

Other funds managed by Columbia Threadneedle or its affiliates (such funds, the “Columbia Funds”) hold a significant percentage of the outstanding voting shares of certain Funds. The RiverSource Insurance Companies and Columbia Threadneedle are subsidiaries of Ameriprise Financial, Inc. As of the Record Date, other Columbia Funds or affiliates held approximately 22% and 48% of the aggregate shares of CFVIT and CFVST II, respectively. These other Columbia Funds are expected to vote their Fund shares in the same proportion as the shares voted by the Participating Insurance Companies, although they may vote all their shares for or against the Nominees if their respective Board so determines.

As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes cast at the Meeting.

OTHER INFORMATION

Current Service Providers

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of each Fund, and the other Columbia Funds that invest in the Funds (if applicable). Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of each Fund and the investing Columbia Funds (if applicable). Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc. and are affiliated with the RiverSource Insurance Companies.

Other Matters to Come Before the Meeting

Fund management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with each Board or an individual Trustee must send written communications to the applicable Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Proposals of Shareholders

The Trusts do not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the relevant Board. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the applicable Trust, including submitting nominees for election as trustees, should send their written proposals to the applicable Trust (c/o the Secretary), 225 Franklin Street, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before a Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Columbia Funds managed by Columbia Threadneedle may be presumed under securities laws to control a Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The Trustees and officers of CFVIT, in the aggregate, owned less than 1% of each class of each CFVIT Fund’s outstanding shares as of the Record Date, and the Trustees and officers of CFVST II, in the aggregate, owned less than 1% of each class of each CFVST II Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

The Funds and Columbia Threadneedle will jointly bear the expenses incurred in connection with the solicitation of proxies for the Meeting with regard to the election of trustees. Columbia Threadneedle has agreed to bear approximately 42% of each Fund’s cost, and also to bear any Fund’s remaining costs to the extent such remaining costs exceed 0.0049% of that Fund’s total net assets. The expenses incurred in connection with the solicitation of proxies for the Meeting include preparation, filing, printing, mailing and solicitation expenses and expenses of any proxy solicitation firm, pro rata based on the number of shareholder accounts for printing and mailing costs and allocated equally among all Funds for preparation and filing costs. These expenses are estimated to be approximately $2,100,000.

In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Funds’ transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services will provide shareholder meeting services and assist in soliciting and tracking votes. The cost for such services is currently estimated to be approximately $500,000 (which is reflected in the overall expenses noted in the preceding paragraph). The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Fiscal Year

Each Fund has a fiscal year end of December 31.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each Contract. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by calling 800-708-7953 or writing to the relevant Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Joint Proxy Statement and the accompanying Notice of Joint Special Meeting are also available at https://www.proxy-direct.com/col-31701.

Shareholder Reports

Each Fund’s most recent semiannual and annual reports previously have been delivered to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of each Board of Trustees,

Ryan C. Larrenaga,

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting virtually, are urged to authorize their proxy as soon as possible by accessing the

Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a Participating Insurance Company or other intermediary, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A — SHARES OUTSTANDING

The table below shows the number of shares outstanding and the number of votes for each Fund and each share class, as of October 9, 2020 (previously defined as, the “Record Date”).

		Class 1	Class 2	Class 3	Class 4	Total
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio — Contrarian Core Fund	Shares Outstanding	45,856,163.71	4,165,286.28	—	—	50,021,449.99
	# of Votes Class is Entitled	1,358,568,738.23	120,883,661.49	—	—	1,479,452,399.72
Columbia Variable Portfolio — Long Government/Credit Bond Fund	Shares Outstanding	141,520,158.43	2,318,771.74	—	—	143,838,930.17
	# of Votes Class is Entitled	1,708,274,200.67	27,910,139.70	—	—	1,736,184,340.37
Columbia Variable Portfolio — Small Cap Value Fund	Shares Outstanding	23,464,074.39	21,088,309.14	—	—	44,552,383.53
	# of Votes Class is Entitled	310,156,053.50	276,893,823.40	—	—	587,049,876.90
Columbia Variable Portfolio — Small Company Growth Fund	Shares Outstanding	19,154,155.02	47,531.94	—	—	19,201,686.96
	# of Votes Class is Entitled	483,068,603.79	1,129,037.76	—	—	484,197,641.55
Columbia Variable Portfolio — Strategic Income Fund	Shares Outstanding	26,850,814.55	24,189,307.29	—	—	51,040,121.84
	# of Votes Class is Entitled	113,793,463.20	101,445,464.86	—	—	215,238,928.06
CTIVP® — Lazard International Equity Advantage Fund	Shares Outstanding	147,815,390.57	2,293,351.57	—	—	150,108,742.14
	# of Votes Class is Entitled	1,523,933,526.51	23,604,041.94	—	—	1,547,537,568.45
Variable Portfolio — Managed Risk Fund	Shares Outstanding	238.55	18,146,593.27	—	—	18,146,831.82
	# of Votes Class is Entitled	2,775.92	210,319,076.05	—	—	210,321,851.97
Variable Portfolio — Managed Risk U.S. Fund	Shares Outstanding	232.56	19,184,958.72	—	—	19,185,191.28
	# of Votes Class is Entitled	2,893.14	237,777,055.08	—	—	237,779,948.22
Variable Portfolio — Managed Volatility Conservative Fund	Shares Outstanding	9,792.91	64,622,732.72	—	—	64,632,525.63
	# of Votes Class is Entitled	130,696.62	859,222,458.31	—	—	859,353,154.93
Variable Portfolio — Managed Volatility Conservative Growth Fund	Shares Outstanding	21,443.77	116,416,208.87	—	—	116,437,652.64
	# of Votes Class is Entitled	302,653.01	1,636,648,041.95	—	—	1,636,950,694.96
Variable Portfolio — Managed Volatility Growth Fund	Shares Outstanding	292,743.14	748,016,180.36	—	—	748,308,923.50
	# of Votes Class is Entitled	4,572,298.74	11,659,811,699.04	—	—	11,664,383,997.78
Variable Portfolio — U.S. Flexible Conservative Growth Fund	Shares Outstanding	1,655.24	32,178,640.80	—	—	32,180,296.03
	# of Votes Class is Entitled	21,385.95	414,009,836.19	—	—	414,031,222.14
Variable Portfolio — U.S. Flexible Growth Fund	Shares Outstanding	45,260.21	244,349,583.38	—	—	244,394,843.59
	# of Votes Class is Entitled	638,322.70	3,432,685,866.79	—	—	3,433,324,189.49
Variable Portfolio — U.S. Flexible Moderate Growth Fund	Shares Outstanding	48,455.06	146,044,331.59	—	—	146,092,786.65
	# of Votes Class is Entitled	655,616.01	1,968,952,057.77	—	—	1,969,607,673.78

		Class 1	Class 2	Class 3	Class 4	Total
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio — Balanced Fund	Shares Outstanding	59,234.72	121.24	35,416,017.73	—	35,475,373.69
	# of Votes Class is Entitled	2,025,437.57	4,080.01	1,202,673,231.10	—	1,204,702,748.68
Columbia Variable Portfolio — Commodity Strategy Fund	Shares Outstanding	23,813,095.13	3,717,654.45	—	—	27,530,749.58
	# of Votes Class is Entitled	96,881,315.03	14,935,925.99	—	—	111,817,241.02
Columbia Variable Portfolio — Core Equity Fund	Shares Outstanding	7,240,420.44	—	—	—	7,240,420.44
	# of Votes Class is Entitled	190,880,185.19	—	—	—	190,880,185.19
Columbia Variable Portfolio — Disciplined Core Fund	Shares Outstanding	59,397,089.64	658,719.64	20,011,436.41	—	80,067,245.69
	# of Votes Class is Entitled	3,690,918,768.92	39,892,394.00	1,226,889,479.55	—	4,957,700,642.47
Columbia Variable Portfolio — Dividend Opportunity Fund	Shares Outstanding	21,333,969.00	2,687,980.47	25,016,075.57	—	49,038,025.05
	# of Votes Class is Entitled	583,232,031.25	71,541,010.80	674,697,609.11	—	1,329,470,651.16
Columbia Variable Portfolio — Emerging Markets Bond Fund	Shares Outstanding	22,441,483.41	24,144,608.06	—	—	46,586,091.46
	# of Votes Class is Entitled	214,293,689.08	230,378,815.32	—	—	444,672,504.40
Columbia Variable Portfolio — Emerging Markets Fund	Shares Outstanding	7,961,659.57	3,368,758.54	10,465,533.77	—	21,795,951.88
	# of Votes Class is Entitled	150,170,470.27	62,873,406.97	196,506,571.50	—	409,550,448.74
Columbia Variable Portfolio — Global Strategic Income Fund	Shares Outstanding	1,182.18	1,202,943.76	11,016,907.09	—	12,221,033.03
	# of Votes Class is Entitled	10,281.88	10,284,870.50	95,116,010.24	—	105,411,162.62
Columbia Variable Portfolio — Government Money Market Fund	Shares Outstanding	97,147,338.12	108,895,928.70	241,408,958.27	—	447,452,225.09
	# of Votes Class is Entitled	97,229,125.90	108,879,659.29	241,510,427.55	—	447,619,212.74
Columbia Variable Portfolio — High Yield Bond Fund	Shares Outstanding	56,995.45	10,457,686.70	38,144,313.66	—	48,658,995.80
	# of Votes Class is Entitled	373,856.55	67,917,327.38	249,550,902.95	—	317,842,086.88
Columbia Variable Portfolio — Income Opportunities Fund	Shares Outstanding	25,462,509.73	4,841,393.24	17,634,945.39	—	47,938,848.36
	# of Votes Class is Entitled	188,129,800.05	35,550,067.32	131,111,892.11	—	354,791,759.48
Columbia Variable Portfolio — Intermediate Bond Fund	Shares Outstanding	362,296,097.00	6,254,138.70	51,531,545.48	—	420,081,781.18
	# of Votes Class is Entitled	4,058,178,122.98	69,776,418.23	577,884,777.72	—	4,705,839,318.93
Columbia Variable Portfolio — Large Cap Growth Fund	Shares Outstanding	67,337,061.99	5,733,687.34	9,967,087.05	—	83,037,836.37
	# of Votes Class is Entitled	1,848,778,396.75	153,349,657.28	270,358,875.32	—	2,272,486,929.35
Columbia Variable Portfolio — Large Cap Index Fund	Shares Outstanding	24,997,749.50	405,697.28	23,001,373.67	—	48,404,820.45
	# of Votes Class is Entitled	705,412,466.15	11,188,276.66	641,999,592.65	—	1,358,600,335.46
Columbia Variable Portfolio — Limited Duration Credit Fund	Shares Outstanding	67,458,362.51	7,822,009.20	—	—	75,280,371.71
	# of Votes Class is Entitled	669,526,630.62	77,322,475.85	—	—	746,849,106.47

		Class 1	Class 2	Class 3	Class 4	Total
Columbia Variable Portfolio — Mid Cap Growth Fund	Shares Outstanding	5,846,556.05	888,916.42	7,570,518.91	—	14,305,991.37
	# of Votes Class is Entitled	240,166,006.61	35,602,332.11	306,955,496.20	—	582,723,834.92
Columbia Variable Portfolio — Overseas Core Fund	Shares Outstanding	153,014,723.05	4,426,636.24	17,459,332.73	—	174,900,692.03
	# of Votes Class is Entitled	1,946,553,751.88	55,967,807.19	221,698,386.59	—	2,224,219,945.66
Columbia Variable Portfolio — Select Large Cap Equity Fund	Shares Outstanding	113,287,524.58	250.00	—	—	113,287,774.58
	# of Votes Class is Entitled	1,493,633,153.36	3,273.05	—	—	1,493,636,426.41
Columbia Variable Portfolio — Select Large Cap Value Fund	Shares Outstanding	61,628,409.41	1,153,544.15	1,828,072.82	—	64,610,026.37
	# of Votes Class is Entitled	1,608,108,372.03	29,348,335.15	47,059,838.77	—	1,684,516,545.95
Columbia Variable Portfolio — Select Mid Cap Value Fund	Shares Outstanding	8,733,893.66	1,302,463.15	2,256,285.59	—	12,292,642.40
	# of Votes Class is Entitled	210,583,489.58	30,673,054.42	53,754,651.92	—	295,011,195.92
Columbia Variable Portfolio — Select Small Cap Value Fund	Shares Outstanding	157,939.67	1,110,273.94	1,864,829.91	—	3,133,043.51
	# of Votes Class is Entitled	3,698,105.52	25,345,739.33	43,135,625.42	—	72,179,470.27
Columbia Variable Portfolio — Seligman Global Technology Fund	Shares Outstanding	1,878,385.16	2,763,696.39	—	—	4,642,081.56
	# of Votes Class is Entitled	48,835,070.41	64,406,069.66	—	—	113,241,140.07
Columbia Variable Portfolio — U.S. Government Mortgage Fund	Shares Outstanding	84,292,434.90	2,546,219.20	8,953,560.76	—	95,792,214.86
	# of Votes Class is Entitled	905,035,575.76	27,273,117.74	96,152,120.74	—	1,028,460,814.24
CTIVP® — American Century Diversified Bond Fund	Shares Outstanding	265,715,294.27	1,704,746.33	—	—	267,420,040.60
	# of Votes Class is Entitled	3,043,181,615.29	19,450,041.71	—	—	3,062,631,657.00
CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Shares Outstanding	13,930.67	3,410,973.09	14,669,009.15	—	18,093,912.92
	# of Votes Class is Entitled	82,338.68	19,694,261.16	86,199,072.72	—	105,975,672.56
CTIVP® — CenterSquare Real Estate Fund	Shares Outstanding	28,103,687.94	3,363,580.18	—	—	31,467,268.12
	# of Votes Class is Entitled	212,229,306.85	25,239,593.33	—	—	237,468,900.18
CTIVP® — Loomis Sayles Growth Fund	Shares Outstanding	51,151,467.94	1,404,264.20	—	—	52,555,732.14
	# of Votes Class is Entitled	2,408,881,820.04	64,459,724.91	—	—	2,473,341,544.95
CTIVP® — Los Angeles Capital Large Cap Growth Fund	Shares Outstanding	40,414,601.07	449,299.23	—	—	40,863,900.30
	# of Votes Class is Entitled	1,793,935,351.44	19,420,555.03	—	—	1,813,355,906.47
CTIVP® — MFS Value Fund	Shares Outstanding	59,696,864.56	2,257,272.95	—	—	61,954,137.50
	# of Votes Class is Entitled	1,664,637,767.69	61,359,247.19	—	—	1,725,997,014.88
CTIVP® — Morgan Stanley Advantage Fund	Shares Outstanding	29,777,682.84	654,162.71	—	—	30,431,845.55
	# of Votes Class is Entitled	1,708,306,350.15	36,564,111.00	—	—	1,744,870,461.15
CTIVP® — T. Rowe Price Large Cap Value Fund	Shares Outstanding	58,238,169.26	1,119,862.86	—	—	59,358,032.12
	# of Votes Class is Entitled	1,359,872,327.31	25,477,173.44	—	—	1,385,349,500.75
CTIVP® — TCW Core Plus Bond Fund	Shares Outstanding	277,753,183.24	1,726,026.33	—	—	279,479,209.57
	# of Votes Class is Entitled	3,153,696,301.21	19,524,526.93	—	—	3,173,220,828.14

		Class 1	Class 2	Class 3	Class 4	Total
CTIVP® — Victory Sycamore Established Value Fund	Shares Outstanding	18,055,300.09	1,696,443.37	1,995,751.82	—	21,747,495.28
	# of Votes Class is Entitled	517,105,421.36	47,362,083.03	56,465,146.25	—	620,932,650.64
CTIVP® — Wells Fargo Short Duration Government Fund	Shares Outstanding	146,524,942.62	6,017,917.07	—	—	152,542,859.70
	# of Votes Class is Entitled	1,509,768,888.37	61,763,402.71	—	—	1,571,532,291.08
CTIVP® — Westfield Mid Cap Growth Fund	Shares Outstanding	16,021,977.47	765,515.39	—	—	16,787,492.87
	# of Votes Class is Entitled	580,240,271.88	26,979,243.47	—	—	607,219,515.35
Variable Portfolio — Aggressive Portfolio	Shares Outstanding	460,809.76	58,188,470.41	—	44,648,137.67	103,297,417.85
	# of Votes Class is Entitled	10,742,840.99	1,353,792,315.92	—	1,040,412,800.79	2,404,947,957.70
Variable Portfolio — Conservative Portfolio	Shares Outstanding	16,188.66	44,919,245.20	—	39,846,546.78	84,781,980.64
	# of Votes Class is Entitled	256,542.70	708,743,862.98	—	628,489,606.48	1,337,490,012.16
Variable Portfolio — Moderate Portfolio	Shares Outstanding	418,713.42	420,230,346.73	—	437,507,116.23	858,156,176.37
	# of Votes Class is Entitled	8,251,388.58	8,258,673,068.44	—	8,609,396,548.02	16,876,321,005.04
Variable Portfolio — Moderately Aggressive Portfolio	Shares Outstanding	1,336,518.81	188,341,697.68	—	153,393,742.76	343,071,959.24
	# of Votes Class is Entitled	28,774,021.75	4,043,261,847.25	—	3,298,140,069.69	7,370,175,938.69
Variable Portfolio — Moderately Conservative Portfolio	Shares Outstanding	57,757.58	88,018,420.12	—	85,958,656.89	174,034,834.59
	# of Votes Class is Entitled	1,020,531.58	1,549,565,669.41	—	1,516,156,375.59	3,066,742,576.58
Variable Portfolio — Managed Volatility Moderate Growth Fund	Shares Outstanding	195,559.46	934,024,578.78	—	—	934,220,138.23
	# of Votes Class is Entitled	3,182,111.21	15,160,043,348.63	—	—	15,163,225,459.84
Variable Portfolio — Partners Core Bond Fund	Shares Outstanding	409,590,164.36	1,376,404.39	—	—	410,966,568.75
	# of Votes Class is Entitled	4,746,249,754.19	15,876,830.90	—	—	4,762,126,585.09
Variable Portfolio — Partners Core Equity Fund	Shares Outstanding	125,092,241.13	418,051.77	1,189,626.74	—	126,699,919.63
	# of Votes Class is Entitled	3,154,584,945.37	10,285,910.32	29,616,577.11	—	3,194,487,432.80
Variable Portfolio — Partners International Core Equity Fund	Shares Outstanding	259,610,842.58	758,752.92	—	—	260,369,595.50
	# of Votes Class is Entitled	2,817,783,081.78	8,169,728.48	—	—	2,825,952,810.26
Variable Portfolio — Partners International Growth Fund	Shares Outstanding	85,644,436.74	3,106,409.32	—	—	88,750,846.07
	# of Votes Class is Entitled	1,090,752,382.09	39,317,958.12	—	—	1,130,070,340.21
Variable Portfolio — Partners International Value Fund	Shares Outstanding	124,839,135.54	2,293,400.50	—	—	127,132,536.04
	# of Votes Class is Entitled	1,005,936,267.90	18,403,474.93	—	—	1,024,339,742.83
Variable Portfolio — Partners Small Cap Growth Fund	Shares Outstanding	23,266,058.99	468,631.01	—	—	23,734,690.00
	# of Votes Class is Entitled	687,033,710.92	13,480,261.98	—	—	700,513,972.90
Variable Portfolio — Partners Small Cap Value Fund	Shares Outstanding	21,997,447.74	272,663.94	3,167,847.75	—	25,437,959.43
	# of Votes Class is Entitled	546,163,791.50	6,594,096.22	77,572,738.95	—	630,330,626.67

APPENDIX B — PRINCIPAL HOLDERS

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trusts to own beneficially 5% or more of any class of each Fund’s outstanding shares).

Shareholder Name and Address	Fund	Share Class	Percentage of Class

AMERICAN SKANDIA LIFE ASSURANCE CO ATTN ALISON MITNICK 1 CORPORATE DRIVE 9TH FLOOR SHELTON CT 06484-6208	Columbia Variable Portfolio — Government Money Market Fund	Class 1	6.11%

AMERITAS LIFE INSURANCE CORP CARILLON LIFE ACCOUNT 5900 O ST LINCOLN NE 68510-2234	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 2	25.89%

COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Columbia Variable Portfolio — Balanced Fund	Class 2	100.00%
	Columbia Variable Portfolio — Global Strategic Income Fund	Class 1	100.00%
	Columbia Variable Portfolio — Select Large Cap Equity Fund	Class 2	100.00%
	Variable Portfolio — Conservative Portfolio	Class 1	5.31%
	Variable Portfolio — Managed Risk Fund	Class 1	100.00%
	Variable Portfolio — Managed Risk U.S. Fund	Class 1	100.00%
	Variable Portfolio — Managed Volatility Conservative Fund	Class 1	10.47%
	Variable Portfolio — U.S. Flexible Conservative Growth Fund	Class 1	13.17%

DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 2	6.52%
	Columbia Variable Portfolio — Government Money Market Fund	Class 1	47.00%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 2	8.19%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 2	38.96%
	Columbia Variable Portfolio — Large Cap Index Fund	Class 2	90.97%
	Columbia Variable Portfolio — Overseas Core Fund	Class 2	8.21%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Strategic Income Fund	Class 1	8.17%
	Columbia Variable Portfolio — Strategic Income Fund	Class 2	6.59%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 2	27.48%
	CTIVP® — Loomis Sayles Growth Fund	Class 2	25.93%
	Columbia Variable Portfolio — Large Cap Index Fund	Class 2	9.00%

FARM BUREAU LIFE INSURANCE COMPANY 5400 UNIVERSITY AVE WEST DES MOINES IA 50266-5950	Columbia Variable Portfolio — Small Company Growth Fund	Class 2	28.52%

GE LIFE & ANNUITY ASSURANCE CO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FL RICHMOND VA 23230-1702	Columbia Variable Portfolio — Overseas Core Fund	Class 2	22.72%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	5.17%

GREAT-WEST LIFE & ANNUITY FBO TRILLIUM VARIABLE ANNUITY ACCT 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 1	17.87%

GREAT-WEST LIFE & ANNUITY FBO TRILLIUM VARIABLE ANNUITY ACCT 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Columbia Variable Portfolio — Seligman Global Technology Fund	Class 1	95.34%
	Columbia Variable Portfolio — Seligman Global Technology Fund	Class 2	28.12%

GUARDIAN INSURANCE & ANNUITY CO INC ATTN PAUL IANNELLI 3900 BURGESS PL BETHLEHEM PA 18017-9097	Columbia Variable Portfolio — Small Cap Value Fund	Class 2	37.69%
	Columbia Variable Portfolio — Small Company Growth Fund	Class 2	71.48%

INDEPENDENCE LIFE AND ANNUITY CO C/O SUNLIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS MA 02481-9133	Columbia Variable Portfolio — Government Money Market Fund	Class 1	6.87%

JEFFERSON NATL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 1	66.32%
	Columbia Variable Portfolio — Seligman Global Technology Fund	Class 2	39.01%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Strategic Income Fund	Class 2	5.32%

JPMCB NA CUST FOR VARIABLE PORTFOLIO US FLEXIBLE CONSERVATIVE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Income Opportunities Fund	Class 1	5.15%

JPMCB NA CUST FOR VARIABLE PORTFOLIO US FLEXIBLE MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Income Opportunities Fund	Class 1	16.17%
	Columbia Variable Portfolio — Large Cap Index Fund	Class 1	29.20%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	6.33%
	CTIVP® — Morgan Stanley Advantage Fund	Class 1	6.39%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 1	7.52%
	Variable Portfolio — Partners Core Equity Fund	Class 1	6.51%

JPMCB NA CUST FOR VARIABLE PORTFOLIO US FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Disciplined Core Fund	Class 1	6.25%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 1	13.66%
	Columbia Variable Portfolio — Large Cap Index Fund	Class 1	65.88%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	14.31%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	9.73%
	CTIVP® — Morgan Stanley Advantage Fund	Class 1	14.32%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 1	16.98%
	Variable Portfolio — Partners Core Equity Fund	Class 1	14.71%

JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Commodity Strategy Fund	Class 1	10.49%
	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 1	5.38%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Emerging Markets Fund	Class 1	12.45%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 1	6.28%
	Columbia Variable Portfolio — Overseas Core Fund	Class 1	6.29%
	Columbia Variable Portfolio — Select Large Cap Equity Fund	Class 1	9.66%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	6.10%
	Columbia Variable Portfolio — Small Company Growth Fund	Class 1	6.14%
	CTIVP® — CenterSquare Real Estate Fund	Class 1	11.84%
	CTIVP® — Lazard International Equity Advantage Fund	Class 1	5.70%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	5.12%
	CTIVP® — Los Angeles Capital Large Cap Growth Fund	Class 1	6.96%
	CTIVP® — MFS Value Fund	Class 1	8.62%
	CTIVP® — Victory Sycamore Established Value Fund	Class 1	5.18%
	CTIVP® — Westfield Mid Cap Growth Fund	Class 1	5.54%
	Variable Portfolio — Partners International Core Equity Fund	Class 1	5.76%
	Variable Portfolio — Partners International Growth Fund	Class 1	5.89%
	Variable Portfolio — Partners International Value Fund	Class 1	5.94%

JPMCB NA CUST FOR VP CONSERVATIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Emerging Markets Fund	Class 1	9.73%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 1	6.59%
	Variable Portfolio — Partners Core Bond Fund	Class 1	7.47%

JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Commodity Strategy Fund	Class 1	54.15%
	Columbia Variable Portfolio — Contrarian Core Fund	Class 1	21.70%
	Columbia Variable Portfolio — Disciplined Core Fund	Class 1	12.62%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 1	52.34%
	Columbia Variable Portfolio — Emerging Markets Fund	Class 1	53.19%
	Columbia Variable Portfolio — Government Money Market Fund	Class 1	30.79%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 1	33.25%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 1	37.09%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 1	26.17%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 1	20.37%
	Columbia Variable Portfolio — Long Government/Credit Bond Fund	Class 1	43.82%
	Columbia Variable Portfolio — Overseas Core Fund	Class 1	28.11%
	Columbia Variable Portfolio — Select Large Cap Equity Fund	Class 1	37.11%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	27.25%
	Columbia Variable Portfolio — Small Cap Value Fund	Class 1	25.88%
	Columbia Variable Portfolio — Small Company Growth Fund	Class 1	26.52%
	Columbia Variable Portfolio — Strategic Income Fund	Class 1	55.34%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 1	31.41%
	CTIVP® — American Century Diversified Bond Fund	Class 1	40.47%
	CTIVP® — CenterSquare Real Estate Fund	Class 1	50.50%
	CTIVP® — Lazard International Equity Advantage Fund	Class 1	27.00%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	21.81%
	CTIVP® — Los Angeles Capital Large Cap Growth Fund	Class 1	29.82%
	CTIVP® — MFS Value Fund	Class 1	37.84%
	CTIVP® — Morgan Stanley Advantage Fund	Class 1	18.64%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 1	23.01%
	CTIVP® — TCW Core Plus Bond Fund	Class 1	34.39%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	CTIVP® — Victory Sycamore Established Value Fund	Class 1	22.14%
	CTIVP® — Wells Fargo Short Duration Government Fund	Class 1	65.53%
	CTIVP® — Westfield Mid Cap Growth Fund	Class 1	23.86%
	Variable Portfolio — Partners Core Bond Fund	Class 1	28.74%
	Variable Portfolio — Partners Core Equity Fund	Class 1	23.62%
	Variable Portfolio — Partners International Core Equity Fund	Class 1	26.82%
	Variable Portfolio — Partners International Growth Fund	Class 1	26.50%
	Variable Portfolio — Partners International Value Fund	Class 1	26.05%
	Variable Portfolio — Partners Small Cap Growth Fund	Class 1	23.68%
	Variable Portfolio — Partners Small Cap Value Fund	Class 1	22.57%

JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Commodity Strategy Fund	Class 1	25.19%
	Columbia Variable Portfolio — Contrarian Core Fund	Class 1	10.77%
	Columbia Variable Portfolio — Disciplined Core Fund	Class 1	6.74%
	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 1	20.19%
	Columbia Variable Portfolio — Emerging Markets Fund	Class 1	15.61%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 1	10.86%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 1	12.35%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 1	15.50%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 1	8.19%
	Columbia Variable Portfolio — Long Government/Credit Bond Fund	Class 1	6.67%
	Columbia Variable Portfolio — Overseas Core Fund	Class 1	15.06%
	Columbia Variable Portfolio — Select Large Cap Equity Fund	Class 1	22.07%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	14.89%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Small Cap Value Fund	Class 1	11.68%
	Columbia Variable Portfolio — Small Company Growth Fund	Class 1	15.67%
	Columbia Variable Portfolio — Strategic Income Fund	Class 1	12.00%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 1	11.76%
	CTIVP® — American Century Diversified Bond Fund	Class 1	11.65%
	CTIVP® — CenterSquare Real Estate Fund	Class 1	30.07%
	CTIVP® — Lazard International Equity Advantage Fund	Class 1	13.87%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	12.94%
	CTIVP® — Los Angeles Capital Large Cap Growth Fund	Class 1	17.66%
	CTIVP® — MFS Value Fund	Class 1	21.27%
	CTIVP® — Morgan Stanley Advantage Fund	Class 1	11.38%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 1	12.21%
	CTIVP® — TCW Core Plus Bond Fund	Class 1	6.41%
	CTIVP® — Victory Sycamore Established Value Fund	Class 1	13.42%
	CTIVP® — Wells Fargo Short Duration Government Fund	Class 1	6.97%
	CTIVP® — Westfield Mid Cap Growth Fund	Class 1	14.29%
	Variable Portfolio — Partners Core Bond Fund	Class 1	11.32%
	Variable Portfolio — Partners Core Equity Fund	Class 1	14.31%
	Variable Portfolio — Partners International Core Equity Fund	Class 1	14.32%
	Variable Portfolio — Partners International Growth Fund	Class 1	14.04%
	Variable Portfolio — Partners International Value Fund	Class 1	14.71%
	Variable Portfolio — Partners Small Cap Growth Fund	Class 1	10.66%
	Variable Portfolio — Partners Small Cap Value Fund	Class 1	10.17%
	Columbia Variable Portfolio — Commodity Strategy Fund	Class 1	7.49%
	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 1	9.27%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Emerging Markets Fund	Class 1	8.17%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 1	7.26%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 1	6.98%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 1	7.58%
	Columbia Variable Portfolio — Strategic Income Fund	Class 1	11.86%
	CTIVP® — American Century Diversified Bond Fund	Class 1	8.44%
	CTIVP® — CenterSquare Real Estate Fund	Class 1	6.12%
	CTIVP® — MFS Value Fund	Class 1	5.38%
	CTIVP® — TCW Core Plus Bond Fund	Class 1	8.93%
	CTIVP® — Wells Fargo Short Duration Government Fund	Class 1	7.28%
	Variable Portfolio — Partners Core Bond Fund	Class 1	14.30%

JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY CONSERVATIVE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 1	5.72%

JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Contrarian Core Fund	Class 1	27.88%
	Columbia Variable Portfolio — Disciplined Core Fund	Class 1	30.02%
	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 1	42.97%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 1	5.57%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 1	19.13%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 1	9.85%
	Columbia Variable Portfolio — Long Government/Credit Bond Fund	Class 1	7.24%
	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 1	42.85%
	Columbia Variable Portfolio — Overseas Core Fund	Class 1	22.34%
	Columbia Variable Portfolio — Select Large Cap Equity Fund	Class 1	12.34%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	12.38%
	Columbia Variable Portfolio — Select Mid Cap Value Fund	Class 1	44.83%
	Columbia Variable Portfolio — Small Cap Value Fund	Class 1	23.21%
	Columbia Variable Portfolio — Small Company Growth Fund	Class 1	17.16%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 1	7.26%
	CTIVP® — American Century Diversified Bond Fund	Class 1	5.18%
	CTIVP® — Lazard International Equity Advantage Fund	Class 1	22.66%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	13.57%
	CTIVP® — Los Angeles Capital Large Cap Growth Fund	Class 1	18.46%
	CTIVP® — MFS Value Fund	Class 1	12.01%
	CTIVP® — Morgan Stanley Advantage Fund	Class 1	19.01%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 1	13.41%
	CTIVP® — TCW Core Plus Bond Fund	Class 1	7.61%
	CTIVP® — Victory Sycamore Established Value Fund	Class 1	26.41%
	CTIVP® — Westfield Mid Cap Growth Fund	Class 1	24.89%
	Variable Portfolio — Partners Core Bond Fund	Class 1	8.19%
	Variable Portfolio — Partners Core Equity Fund	Class 1	13.82%
	Variable Portfolio — Partners International Core Equity Fund	Class 1	24.04%
	Variable Portfolio — Partners International Growth Fund	Class 1	24.01%
	Variable Portfolio — Partners International Value Fund	Class 1	24.29%
	Variable Portfolio — Partners Small Cap Growth Fund	Class 1	27.76%
	Variable Portfolio — Partners Small Cap Value Fund	Class 1	28.47%

JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Variable Portfolio — Contrarian Core Fund	Class 1	27.93%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Disciplined Core Fund	Class 1	31.01%
	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 1	42.72%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 1	18.66%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 1	19.73%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 1	32.45%
	Columbia Variable Portfolio — Long Government/Credit Bond Fund	Class 1	22.69%
	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 1	45.47%
	Columbia Variable Portfolio — Overseas Core Fund	Class 1	20.85%
	Columbia Variable Portfolio — Select Large Cap Equity Fund	Class 1	12.29%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 1	12.56%
	Columbia Variable Portfolio — Select Mid Cap Value Fund	Class 1	46.35%
	Columbia Variable Portfolio — Small Cap Value Fund	Class 1	25.36%
	Columbia Variable Portfolio — Small Company Growth Fund	Class 1	19.97%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 1	23.92%
	CTIVP® — American Century Diversified Bond Fund	Class 1	17.49%
	CTIVP® — Lazard International Equity Advantage Fund	Class 1	21.11%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	14.19%
	CTIVP® — Los Angeles Capital Large Cap Growth Fund	Class 1	19.27%
	CTIVP® — MFS Value Fund	Class 1	12.06%
	CTIVP® — Morgan Stanley Advantage Fund	Class 1	20.01%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 1	13.47%
	CTIVP® — TCW Core Plus Bond Fund	Class 1	22.72%
	CTIVP® — Victory Sycamore Established Value Fund	Class 1	25.54%
	CTIVP® — Wells Fargo Short Duration Government Fund	Class 1	11.28%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	CTIVP® — Westfield Mid Cap Growth Fund	Class 1	24.35%
	Variable Portfolio — Partners Core Bond Fund	Class 1	18.07%
	Variable Portfolio — Partners Core Equity Fund	Class 1	13.75%
	Variable Portfolio — Partners International Core Equity Fund	Class 1	22.28%
	Variable Portfolio — Partners International Growth Fund	Class 1	22.07%
	Variable Portfolio — Partners International Value Fund	Class 1	21.45%
	Variable Portfolio — Partners Small Cap Growth Fund	Class 1	26.41%
	Variable Portfolio — Partners Small Cap Value Fund	Class 1	26.55%

KANSAS CITY LIFE INS ATTN ACCOUNTING OPERATIONS-VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 2	12.65%
	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 2	13.18%
	Columbia Variable Portfolio — Seligman Global Technology Fund	Class 2	10.71%

LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3518	Columbia Variable Portfolio — Strategic Income Fund	Class 2	10.73%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 1	6.58%

MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1036	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 2	5.37%
	Columbia Variable Portfolio — High Yield Bond Fund	Class 2	6.20%
	Columbia Variable Portfolio — Seligman Global Technology Fund	Class 2	6.57%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 2	5.78%

NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Columbia Variable Portfolio — High Yield Bond Fund	Class 2	16.11%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	Columbia Variable Portfolio — Commodity Strategy Fund	Class 2	65.23%
	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 2	89.27%
	Columbia Variable Portfolio — Small Cap Value Fund	Class 2	40.14%

RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Columbia Variable Portfolio — Balanced Fund	Class 1	99.76%
	Columbia Variable Portfolio — Balanced Fund	Class 3	93.40%
	Columbia Variable Portfolio — Commodity Strategy Fund	Class 2	27.97%
	Columbia Variable Portfolio — Contrarian Core Fund	Class 2	93.07%
	Columbia Variable Portfolio — Core Equity Fund	Class 1	100.00%
	Columbia Variable Portfolio — Disciplined Core Fund	Class 2	94.32%
	Columbia Variable Portfolio — Disciplined Core Fund	Class 3	93.92%
	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 2	84.19%
	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 3	94.77%
	Columbia Variable Portfolio — Emerging Markets Bond Fund	Class 2	6.13%
	Columbia Variable Portfolio — Emerging Markets Fund	Class 2	94.84%
	Columbia Variable Portfolio — Emerging Markets Fund	Class 3	94.49%
	Columbia Variable Portfolio — Global Strategic Income Fund	Class 2	92.23%
	Columbia Variable Portfolio — Global Strategic Income Fund	Class 3	94.25%
	Columbia Variable Portfolio — Government Money Market Fund	Class 2	91.55%
	Columbia Variable Portfolio — Government Money Market Fund	Class 3	94.09%
	Columbia Variable Portfolio — Government Money Market Fund	Class 3	5.91%
	Columbia Variable Portfolio — High Yield Bond Fund	Class 1	99.91%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — High Yield Bond Fund	Class 2	72.70%
	Columbia Variable Portfolio — High Yield Bond Fund	Class 3	95.60%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 2	80.25%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 3	94.47%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 2	94.24%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 3	94.62%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 2	52.18%
	Columbia Variable Portfolio — Large Cap Growth Fund	Class 3	96.42%
	Columbia Variable Portfolio — Large Cap Index Fund	Class 3	89.91%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 2	91.26%
	Columbia Variable Portfolio — Long Government/Credit Bond Fund	Class 2	95.09%
	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 2	83.90%
	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 3	94.14%
	Columbia Variable Portfolio — Overseas Core Fund	Class 2	44.99%
	Columbia Variable Portfolio — Overseas Core Fund	Class 3	93.35%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 2	94.22%
	Columbia Variable Portfolio — Select Large Cap Value Fund	Class 3	97.04%
	Columbia Variable Portfolio — Select Mid Cap Value Fund	Class 2	95.46%
	Columbia Variable Portfolio — Select Mid Cap Value Fund	Class 3	95.70%
	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 1	5.81%
	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 2	55.92%
	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 3	94.74%
	Columbia Variable Portfolio — Strategic Income Fund	Class 2	69.96%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 2	59.04%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 3	94.29%
	CTIVP® — American Century Diversified Bond Fund	Class 2	94.79%
	CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Class 1	87.84%
	CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Class 2	91.90%
	CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Class 3	94.36%
	CTIVP® — CenterSquare Real Estate Fund	Class 2	96.30%
	CTIVP® — Lazard International Equity Advantage Fund	Class 2	93.09%
	CTIVP® — Loomis Sayles Growth Fund	Class 1	5.94%
	CTIVP® — Loomis Sayles Growth Fund	Class 2	69.58%
	CTIVP® — Los Angeles Capital Large Cap Growth Fund	Class 2	96.03%
	CTIVP® — MFS Value Fund	Class 2	95.01%
	CTIVP® — Morgan Stanley Advantage Fund	Class 2	97.22%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 2	91.16%
	CTIVP® — TCW Core Plus Bond Fund	Class 2	94.59%
	CTIVP® — Victory Sycamore Established Value Fund	Class 2	93.00%
	CTIVP® — Victory Sycamore Established Value Fund	Class 3	97.11%
	CTIVP® — Wells Fargo Short Duration Government Fund	Class 2	89.41%
	CTIVP® — Westfield Mid Cap Growth Fund	Class 2	95.52%
	Variable Portfolio — Aggressive Portfolio	Class 1	99.81%
	Variable Portfolio — Aggressive Portfolio	Class 2	95.63%
	Variable Portfolio — Aggressive Portfolio	Class 4	93.70%
	Variable Portfolio — Conservative Portfolio	Class 1	94.68%
	Variable Portfolio — Conservative Portfolio	Class 2	94.88%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Variable Portfolio — Conservative Portfolio	Class 4	95.51%
	Variable Portfolio — Managed Risk Fund	Class 2	95.46%
	Variable Portfolio — Managed Risk U.S. Fund	Class 2	92.60%
	Variable Portfolio — Managed Volatility Conservative Fund	Class 1	89.51%
	Variable Portfolio — Managed Volatility Conservative Fund	Class 2	94.37%
	Variable Portfolio — Managed Volatility Conservative Growth Fund	Class 1	99.05%
	Variable Portfolio — Managed Volatility Conservative Growth Fund	Class 2	93.68%
	Variable Portfolio — Managed Volatility Growth Fund	Class 1	99.30%
	Variable Portfolio — Managed Volatility Growth Fund	Class 2	94.81%
	Variable Portfolio — Managed Volatility Moderate Growth Fund	Class 1	99.50%
	Variable Portfolio — Managed Volatility Moderate Growth Fund	Class 2	93.30%
	Variable Portfolio — Moderate Portfolio	Class 1	99.35%
	Variable Portfolio — Moderate Portfolio	Class 2	94.04%
	Variable Portfolio — Moderate Portfolio	Class 4	94.33%
	Variable Portfolio — Moderately Aggressive Portfolio	Class 1	98.58%
	Variable Portfolio — Moderately Aggressive Portfolio	Class 2	94.40%
	Variable Portfolio — Moderately Aggressive Portfolio	Class 4	93.98%
	Variable Portfolio — Moderately Conservative Portfolio	Class 1	65.14%
	Variable Portfolio — Moderately Conservative Portfolio	Class 2	93.94%
	Variable Portfolio — Moderately Conservative Portfolio	Class 4	94.04%
	Variable Portfolio — Partners Core Bond Fund	Class 2	94.35%
	Variable Portfolio — Partners Core Equity Fund	Class 2	98.12%
	Variable Portfolio — Partners Core Equity Fund	Class 3	93.54%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Variable Portfolio — Partners International Core Equity Fund	Class 2	95.87%
	Variable Portfolio — Partners International Growth Fund	Class 2	94.89%
	Variable Portfolio — Partners International Value Fund	Class 2	94.26%
	Variable Portfolio — Partners Small Cap Growth Fund	Class 2	89.18%
	Variable Portfolio — Partners Small Cap Value Fund	Class 2	90.75%
	Variable Portfolio — Partners Small Cap Value Fund	Class 3	94.96%
	Variable Portfolio — U.S. Flexible Conservative Growth Fund	Class 1	86.16%
	Variable Portfolio — U.S. Flexible Conservative Growth Fund	Class 2	92.13%
	Variable Portfolio — U.S. Flexible Growth Fund	Class 1	98.95%
	Variable Portfolio — U.S. Flexible Growth Fund	Class 2	94.02%
	Variable Portfolio — U.S. Flexible Moderate Growth Fund	Class 1	98.24%
	Variable Portfolio — U.S. Flexible Moderate Growth Fund	Class 2	93.78%

RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Columbia Variable Portfolio — Balanced Fund	Class 3	6.60%
	Columbia Variable Portfolio — Disciplined Core Fund	Class 3	6.08%
	Columbia Variable Portfolio — Dividend Opportunity Fund	Class 3	5.23%
	Columbia Variable Portfolio — Emerging Markets Fund	Class 3	5.51%
	Columbia Variable Portfolio — Global Strategic Income Fund	Class 2	7.77%
	Columbia Variable Portfolio — Global Strategic Income Fund	Class 3	5.75%
	Columbia Variable Portfolio — Government Money Market Fund	Class 2	8.45%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 2	10.19%
	Columbia Variable Portfolio — Income Opportunities Fund	Class 3	5.53%
	Columbia Variable Portfolio — Intermediate Bond Fund	Class 2	5.76%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Columbia Variable Portfolio — Intermediate Bond Fund	Class 3	5.38%
	Columbia Variable Portfolio — Large Cap Index Fund	Class 3	10.09%
	Columbia Variable Portfolio — Limited Duration Credit Fund	Class 2	5.73%
	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 3	5.86%
	Columbia Variable Portfolio — Overseas Core Fund	Class 3	6.65%
	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 3	5.26%
	Columbia Variable Portfolio — U.S. Government Mortgage Fund	Class 3	5.71%
	CTIVP® — American Century Diversified Bond Fund	Class 2	5.21%
	CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Class 1	8.98%
	CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Class 2	8.10%
	CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Class 3	5.64%
	CTIVP® — Lazard International Equity Advantage Fund	Class 2	6.91%
	CTIVP® — T. Rowe Price Large Cap Value Fund	Class 2	8.84%
	CTIVP® — TCW Core Plus Bond Fund	Class 2	5.41%
	CTIVP® — Victory Sycamore Established Value Fund	Class 2	7.00%
	CTIVP® — Wells Fargo Short Duration Government Fund	Class 2	10.59%
	Variable Portfolio — Aggressive Portfolio	Class 4	6.30%
	Variable Portfolio — Conservative Portfolio	Class 2	5.12%
	Variable Portfolio — Managed Risk U.S. Fund	Class 2	7.40%
	Variable Portfolio — Managed Volatility Conservative Fund	Class 2	5.63%
	Variable Portfolio — Managed Volatility Conservative Growth Fund	Class 2	6.32%
	Variable Portfolio — Managed Volatility Growth Fund	Class 2	5.19%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

	Variable Portfolio — Managed Volatility Moderate Growth Fund	Class 2	6.70%
	Variable Portfolio — Moderate Portfolio	Class 2	5.96%
	Variable Portfolio — Moderate Portfolio	Class 4	5.67%
	Variable Portfolio — Moderately Aggressive Portfolio	Class 2	5.60%
	Variable Portfolio — Moderately Aggressive Portfolio	Class 4	6.02%
	Variable Portfolio — Moderately Conservative Portfolio	Class 1	34.58%
	Variable Portfolio — Moderately Conservative Portfolio	Class 2	6.06%
	Variable Portfolio — Moderately Conservative Portfolio	Class 4	5.96%
	Variable Portfolio — Partners Core Bond Fund	Class 2	5.65%
	Variable Portfolio — Partners Core Equity Fund	Class 3	6.46%
	Variable Portfolio — Partners International Growth Fund	Class 2	5.11%
	Variable Portfolio — Partners International Value Fund	Class 2	5.74%
	Variable Portfolio — Partners Small Cap Growth Fund	Class 2	10.82%
	Variable Portfolio — Partners Small Cap Value Fund	Class 2	9.25%
	Variable Portfolio — Partners Small Cap Value Fund	Class 3	5.04%
	Variable Portfolio — U.S. Flexible Conservative Growth Fund	Class 2	7.87%
	Variable Portfolio — U.S. Flexible Growth Fund	Class 2	5.98%
	Variable Portfolio — U.S. Flexible Moderate Growth Fund	Class 2	6.22%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	Columbia Variable Portfolio — Mid Cap Growth Fund	Class 1	5.44%
	Columbia Variable Portfolio — Overseas Core Fund	Class 2	15.38%

TRANSAMERICA LIFE INSURANCE CO 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	Columbia Variable Portfolio — Select Small Cap Value Fund	Class 1	5.71%

Shareholder Name and Address	Fund	Share Class	Percentage of Class

VENERABLE INSURANCE & ANNUITY CO 1475 DUNWOODY DRIVE ATTN JOHN STANZIANI WESTCHESTER PA 19380-1478	Columbia Variable Portfolio — Small Cap Value Fund	Class 2	17.58%

The Investment Manager, a Minnesota limited liability company, is a wholly owned subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of the outstanding shares of a Fund.

RiverSource Life Account for Inside Distribution (RiverSource Life Insurance Company) is a Minnesota corporation. RiverSource Life Insurance Company is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Great-West Life & Annuity Insurance Company is a Colorado insurance company. Great-West Life & Annuity Insurance Company is a wholly-owned subsidiary of Great-West Lifeco Inc.

New York Life Insurance & Annuity Corporation is a Delaware Corporation. New York Life Insurance & Annuity Corporation is a wholly-owned subsidiary of New York Life Insurance Company.

APPENDIX C — AMENDMENTS TO EACH TRUST’S DECLARATION OF TRUST AND BY-LAWS

Effective October 9, 2020, each Trust’s Declaration of Trust was amended to include the following provisions:

1.     The following article was added at the end of each Declaration of Trust:

Article IX

Supplemental Governance Provisions

Notwithstanding any provision to the contrary in this Declaration of Trust or in the Bylaws,

(a)

Through December 31, 2021, unless this Declaration of Trust or applicable law requires a higher percentage vote, the affirmative vote of at least 66 2/3% of the Trustees then in office shall be required for appointment or removal of the chair or any co-chair of any committee of the Trustees;

(b)

Through December 1, 2022, unless this Declaration of Trust or applicable law requires a higher percentage vote, the affirmative vote of at least 66 2/3% of the Trustees then in office shall be required for:

(1)	Creation or elimination of any committee of the Trustees;

(2)	Adoption, rescission or any material modification of the charter of any committee of the Trustees; or

(3)	Appointment or removal of any member of any committee of the Trustees.

(c)

Provided that both Catherine James Paglia and Douglas A. Hacker are then Trustees, from January 1, 2021 through December 31, 2022, Catherine James Paglia and Douglas A. Hacker shall serve as the two co-chairs of the Trustees, provided that, (A) if at any time Hacker shall cease to serve as co-chair, his successor as co-chair shall be designated by vote of a majority of the Trustees then in office who were serving as trustees of Columbia Funds Variable Insurance Trust on August 1, 2020, and (B) if at any time Paglia shall cease to serve as co-chair, her successor as co-chair shall be designated by vote of a majority of the Trustees then in office who were serving as Trustees of Columbia Funds Series Trust on August 1, 2020; and

(d)

Unless this Declaration of Trust or applicable law requires a higher percentage, the provisions of this Article IX may be amended only by the affirmative vote of at least 66 2/3% of the Trustees then in office.

2.    Section 1 of Article IV of each Declaration of Trust was amended by replacing the text therein with the following:

The number of Trustees constituting the Board shall be as fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by at least 66 2/3% of the Trustees. Subject to any retirement policy adopted by the Trustees, each Trustee shall hold office until his or her successor is elected or the Trust terminates, except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least 66 2/3% of the other Trustees, specifying the effective date of removal; and (c) if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the Shareholders by a vote of at least 66 2/3% of the outstanding Shares. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. Notwithstanding any provision to the contrary contained in this Declaration of Trust, this Section 1 may not be amended to reduce the percentage vote required to change the number of Trustees or to remove a Trustee without the approval of at least 66 2/3% of the Trustees.

3.    Section 2 of Article V of each Declaration of Trust was amended by replacing the third sentence thereof with the following:

A meeting of Shareholders may be held at any place (or virtually by telephonic or any electronic means) designated by the Trustees.

***

In addition, the Board of each Trust has amended its By-Laws to make the indemnification provisions more consistent across the Trusts and other funds to be overseen by the combined board. The revised By-Laws provide as follows:

5.1. Trustees, Officers, etc. Each of the Trust’s Trustees and officers (including persons who serve at the Trust’s request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and each of its other Trustees and officers (including persons who serve at the Trust’s request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (i.e., those who are employees or officers of any investment adviser to the Trust or any affiliated person thereof) the indemnification of whom shall have been approved by the Trustees (hereinafter referred to as a “Covered Person”) shall be indemnified and held harmless by the Trust to the fullest extent authorized by applicable law, as the same may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Trust to provide broader indemnification rights than the law permitted the Trust to provide prior to such amendment) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, any expenses of establishing a right to indemnification under this Article, and counsel fees reasonably incurred by any Covered Person, in connection with the defense or disposition of any pending, threatened, or contemplated action, suit or other proceeding, whether civil, criminal or administrative proceedings, formal or informal regulatory investigations or inquiries, or other proceedings, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise (including, without limitation, as a witness) or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. To the maximum extent permitted by applicable law, expenses, including counsel fees, so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will ultimately be found entitled to indemnification under this Article. For purposes of the determination or opinion referred to in clause (c), the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the

Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

5.2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person has not acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person has acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

5.3. Indemnification Not Exclusive. The right of indemnification and to the payment of expenses prior to any final determination hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article, the term “Covered Person” shall include such person’s heirs, executors and administrators; and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (or exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

APPENDIX D-1 — GOVERNANCE COMMITTEE CHARTER — COLUMBIA ATLANTIC BOARD

1.

The Governance Committee (the “Committee”) of the funds supervised by the Columbia Atlantic Board (the “Funds”) shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds’ investment adviser, sub-advisers or principal underwriter.

2.	The functions of the Committee are:

(a)	To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

(b)	To review periodically Board governance practices and procedures and to recommend to the Board any changes it may deem appropriate;

(c)	To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d)	To review committee chair assignments and committee assignments on an annual basis;

(e)

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f)	To plan and administer the Board’s annual self-evaluation process;

(g)	To consider the structure, operations and effectiveness of the Committee annually;

(h)

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel; and

(i)	To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3.	The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.	The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

D1-1

APPENDIX D-2 — BOARD GOVERNANCE COMMITTEE CHARTER — COLUMBIA FUNDS BOARD

Introduction

The Board of Directors/Trustees (the “Board”) is responsible for protecting the interests of each Fund under its governance (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

¡	Make recommendations to the Board on:

➢	The responsibilities and duties of the Board;

➢

The criteria to be used to determine the size and structure of the Board and its committees, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

➢

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders; (1)

➢	The process for conducting the annual evaluation of the Board’s performance;

➢	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

➢	The compensation to be paid to the Independent Directors.

¡

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

¡	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

¡	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

¡	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

¡

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

D2-1

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee generally meets in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws. The Committee may meet periodically by telephone to address regular (ongoing) or special items.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Further, with respect to exchange traded Funds, each member of the Committee shall meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members, Fund Counsel and/or Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008. Most recently reviewed by the Board on November 20, 2019.

(1)

To the extent the Board has oversight over exchange traded Funds (“ETFs”), the Committee, when considering candidates to serve as “independent” Board members, shall identify and recommend for nomination candidates to serve as members of the Board of the ETFs and/or members of a committee thereof who are not “interested persons” of the ETFs as that term is defined in the 1940 Act and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Further, the Committee shall evaluate and make recommendations to the Board regarding potential candidates who are “interested persons” of the Funds as that term is defined in the 1940 Act.

D2-2

APPENDIX E — SHARE OWNERSHIP OF NOMINEES

Beneficial Ownership of Equity Securities by the Nominees in the Funds and in Family of Investment Companies

The following table sets forth, for each Nominee, the aggregate dollar range of shares owned by the Nominees as of September 30, 2020 in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Securities Exchange Act of 1934, as amended).

Nominees who are not “interested persons” of the Funds
Janet L. Carrig	Over $	100,000
J. Kevin Connaughton	Over $	100,000
Olive Darragh		None(a)
Douglas A. Hacker	Over $	100,000
Nancy T. Lukitsh	Over $	100,000
David Moffett	Over $	100,000	(b)
Natalie A. Trunow	Over $	100,000	(b)
George S. Batejan	Over $	100,000
Kathleen Blatz	Over $	100,000
Pamela G. Carlton	Over $	100,000	(b)
Patricia M. Flynn	Over $	100,000	(b)
Brian J. Gallagher	Over $	100,000
Catherine James Paglia	Over $	100,000
Anthony M. Santomero	Over $	100,000	(b)
Minor M. Shaw	Over $	100,000	(b)(c)
Sandra Yeager	Over $	100,000	(b)
Nominee who is an “interested person” of the Funds
Christopher O. Petersen	Over $	100,000

(a)	As of October 7, 2020, Ms. Darragh owns shares of the Funds’ “Family of Investment Companies” valued at over $100,000.
(b)

Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Board as specified by the Trustee.

(c)

Nominee invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various open-end funds, including Columbia Funds. The amount shown in the table includes the value of his or her interest in this plan determined as if his or her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

As of September 30, 2020, none of the Nominees had an interest in shares of the Funds, with the exception of Mr. Connaughton who owned an interest in the Variable Portfolio – U.S. Flexible Growth Fund valued at over $100,000.

E-1

APPENDIX F – TRUSTEE COMPENSATION

Compensation Paid to Independent Trustees

Total Trustees’ fees paid by each Fund to the Independent Trustees are listed below for the Fund’s last fiscal year. No Trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year ended December 31, 2020. Interested Trustees employed by Columbia Threadneedle (or its affiliates) do not receive any compensation from the Funds. All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees.

Columbia Funds Variable Insurance Trust

Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
Janet L. Carrig	$301,000	$301,000
J. Kevin Connaughton(c)	$287,500	$0
Olive Darragh(c)(d)	$156,333	$0
Douglas A. Hacker	$416,000	$0
Nancy T. Lukitsh	$318,500	$0
David M. Moffett	$303,500	$303,500
John J. Neuhauser	$304,000	$0
Patrick J. Simpson	$313,500	$128,500
Natalie A. Trunow(c)	$287,500	$175,000
Anne-Lee Verville(e)	$296,500	$0

(a)	Includes any portion of cash compensation Trustees elected to defer during the period.
(b)	The Trustees may elect to defer all or a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)

Mr. Connaughton and Mses. Darragh and Trunow previously served as consultants to the Independent Trustees of CFVIT and were compensated at an annual rate of $295,000. Shareholders of CFVIT elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFVIT, effective July 1, 2020.

(d)	Ms. Darragh was appointed consultant to the Independent Trustees effective June 10, 2019, and as such has no compensation prior to such date.
(e)	Ms. Verville served as Trustee until her retirement on December 11, 2019.

Columbia Funds Variable Series Trust II

Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
George S. Batejan	$365,000	$0
Kathleen Blatz	$362,500	$0
Edward Boudreau(c)	$445,000	$275,900
Pamela G. Carlton	$362,500	$108,750
Patricia M. Flynn	$362,500	$362,500
Brian J. Gallagher	$325,000	$162,500
Catherine James Paglia	$362,500	$362,500
Anthony M. Santomero	$330,000	$0
Minor M. Shaw	$332,500	$166,250
Sandra Yeager	$325,000	$162,500

(a)	Includes any portion of cash compensation Trustees elected to defer during the period.
(b)	The Trustees may elect to defer all or a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Mr. Boudreau served as Trustee until his retirement on December 31, 2019.

Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End

Columbia Funds Variable Insurance Trust

	Independent Trustees
Fund	Janet L. Carrig	J. Kevin Connaughton(a)	Olive Darragh(a)(b)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Natalie A. Trunow(a)	Anne-Lee Verville(c)
Columbia Variable Portfolio – Contrarian Core Fund	$4,389	$4,250	$2,271	$6,093	$4,649	$4,428	$4,436	$4,575	$4,250	$4,325
Amount Deferred(d)	$4,389	$0	$0	$0	$0	$4,428	$0	$1,838	$2,588	$0
Columbia Variable Portfolio – Long Government/Credit Bond Fund	$4,385	$4,209	$2,313	$6,069	$4,641	$4,422	$4,429	$4,568	$4,209	$4,320
Amount Deferred(d)	$4,385	$0	$0	$0	$0	$4,422	$0	$1,860	$2,562	$0
Columbia Variable Portfolio – Small Cap Value Fund	$2,133	$2,008	$1,088	$2,934	$2,255	$2,148	$2,151	$2,220	$2,008	$2,098
Amount Deferred(d)	$2,133	$0	$0	$0	$0	$2,148	$0	$927	$1,223	$0
Columbia Variable Portfolio – Small Company Growth Fund	$1,571	$1,463	$804	$2,152	$1,660	$1,581	$1,583	$1,634	$1,463	$1,545
Amount Deferred(d)	$1,571	$0	$0	$0	$0	$1,581	$0	$693	$891	$0
Columbia Variable Portfolio – Strategic Income Fund	$1,796	$1,725	$939	$2,486	$1,901	$1,811	$1,814	$1,871	$1,725	$1,769
Amount Deferred(d)	$1,796	$0	$0	$0	$0	$1,811	$0	$761	$1,050	$0
CTIVP® – Lazard International Equity Advantage Fund	$7,197	$6,894	$3,765	$9,952	$7,619	$7,246	$7,260	$7,499	$6,894	$7,078
Amount Deferred(d)	$7,197	$0	$0	$0	$0	$7,246	$0	$3,063	$4,196	$0
Variable Portfolio – Managed Risk Fund	$1,695	$1,617	$895	$2,340	$1,793	$1,708	$1,711	$1,765	$1,617	$1,669
Amount Deferred(d)	$1,695	$0	$0	$0	$0	$1,708	$0	$726	$983	$0
Variable Portfolio – Managed Risk U.S. Fund	$1,662	$1,583	$877	$2,294	$1,759	$1,675	$1,678	$1,731	$1,583	$1,637

	Independent Trustees
Fund	Janet L. Carrig	J. Kevin Connaughton(a)	Olive Darragh(a)(b)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Natalie A. Trunow(a)	Anne-Lee Verville(c)
Amount Deferred(d)	$1,662	$0	$0	$0	$0	$1,675	$0	$713	$963	$0
Variable Portfolio – Managed Volatility Conservative Fund	$2,359	$2,253	$1,239	$3,260	$2,497	$2,378	$2,382	$2,457	$2,253	$2,323
Amount Deferred(d)	$2,359	$0	$0	$0	$0	$2,378	$0	$1,008	$1,371	$0
Variable Portfolio – Managed Volatility Conservative Growth Fund	$4,136	$3,976	$2,157	$5,727	$4,378	$4,170	$4,178	$4,309	$3,976	$4,074
Amount Deferred(d)	$4,136	$0	$0	$0	$0	$4,170	$0	$1,750	$2,421	$0
Variable Portfolio – Managed Volatility Growth Fund	$22,173	$21,353	$11,570	$30,720	$23,475	$22,357	$22,396	$23,103	$21,353	$21,838
Amount Deferred(d)	$22,173	$0	$0	$0	$0	$22,357	$0	$9,363	$12,998	$0
Variable Portfolio – U.S. Flexible Conservative Growth Fund	$1,798	$1,709	$950	$2,479	$1,902	$1,812	$1,815	$1,872	$1,709	$1,770
Amount Deferred(d)	$1,798	$0	$0	$0	$0	$1,812	$0	$774	$1,039	$0
Variable Portfolio – U.S. Flexible Growth Fund	$5,662	$5,280	$3,073	$7,755	$5,983	$5,701	$5,707	$5,891	$5,280	$5,570
Amount Deferred(d)	$5,662	$0	$0	$0	$0	$5,701	$0	$2,502	$3,206	$0
Variable Portfolio – U.S. Flexible Moderate Growth Fund	$4,151	$3,906	$2,230	$5,703	$4,388	$4,180	$4,186	$4,320	$3,906	$4,084
Amount Deferred(d)	$4,151	$0	$0	$0	$0	$4,180	$0	$1,811	$2,373	$0

(a)

Mr. Connaughton and Mses. Darragh and Trunow previously served as Consultants to the Independent Trustees of CFVIT and were compensated at an annual rate of $295,000. Shareholders of CFVIT elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFVIT, effective July 1, 2020.

(b)	Ms. Darragh was appointed Consultant to the Independent Trustees of CFVIT effective June 10, 2019, and as such has no compensation prior to such date.

(c)	Ms. Verville served as Trustee of CFVIT until her retirement on December 11, 2019.
(d)

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as a Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Deferred fees are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more selected Columbia Funds (with accruals to the Deferral Account beginning at such time as fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Columbia Funds Variable Series Trust II

	Independent Trustees
Fund	George S. Batejan	Kathleen Blatz	Edward Boudreau(a)	Pamela G. Carlton	Patricia M. Flynn	Brian J. Gallagher	Catherine James Paglia	Anthony M. Santomero	Minor M. Shaw	Sandra Yeager
Columbia Variable Portfolio – Balanced Fund	$2,387	$2,369	$2,922	$2,370	$2,370	$2,184	$2,369	$2,150	$2,167	$2,183
Amount Deferred(b)	$0	$0	$1,812	$711	$2,370	$1,092	$2,369	$0	$1,083	$1,092
Columbia Variable Portfolio – Commodity Strategy Fund	$1,496	$1,485	$1,831	$1,485	$1,485	$1,367	$1,485	$1,346	$1,356	$1,367
Amount Deferred(b)	$0	$0	$1,135	$446	$1,485	$684	$1,485	$0	$678	$683
Columbia Variable Portfolio – Core Equity Fund	$1,242	$1,233	$1,520	$1,233	$1,233	$1,136	$1,233	$1,118	$1,127	$1,136
Amount Deferred(b)	$0	$0	$942	$370	$1,233	$568	$1,233	$0	$564	$568
Columbia Variable Portfolio – Disciplined Core Fund	$7,774	$7,720	$9,529	$7,719	$7,719	$7,117	$7,720	$7,007	$7,062	$7,117
Amount Deferred(b)	$0	$0	$5,908	$2,316	$7,719	$3,558	$7,720	$0	$3,531	$3,559
Columbia Variable Portfolio – Dividend Opportunity Fund	$2,881	$2,860	$3,528	$2,861	$2,861	$2,636	$2,860	$2,595	$2,615	$2,636
Amount Deferred(b)	$0	$0	$2,187	$858	$2,861	$1,318	$2,860	$0	$1,308	$1,318
Columbia Variable Portfolio – Emerging Markets Bond Fund	$1,341	$1,331	$1,640	$1,331	$1,331	$1,226	$1,331	$1,207	$1,216	$1,225
Amount Deferred(b)	$0	$0	$1,017	$399	$1,331	$613	$1,331	$0	$608	$613
Columbia Variable Portfolio – Emerging Markets Fund	$1,571	$1,559	$1,924	$1,560	$1,560	$1,437	$1,559	$1,415	$1,426	$1,437
Amount Deferred(b)	$0	$0	$1,193	$468	$1,560	$719	$1,559	$0	$713	$718
Columbia Variable Portfolio – Global Strategic Income Fund	$1,143	$1,134	$1,398	$1,135	$1,135	$1,045	$1,134	$1,029	$1,037	$1,045
Amount Deferred(b)	$0	$0	$867	$340	$1,135	$523	$1,134	$0	$518	$522

	Independent Trustees
Fund	George S. Batejan	Kathleen Blatz	Edward Boudreau(a)	Pamela G. Carlton	Patricia M. Flynn	Brian J. Gallagher	Catherine James Paglia	Anthony M. Santomero	Minor M. Shaw	Sandra Yeager
Columbia Variable Portfolio – Government Money Market Fund	$1,533	$1,522	$1,879	$1,522	$1,522	$1,405	$1,522	$1,384	$1,395	$1,405
Amount Deferred(b)	$0	$0	$1,165	$457	$1,522	$703	$1,522	$0	$697	$703
Columbia Variable Portfolio – High Yield Bond Fund	$1,445	$1,434	$1,768	$1,435	$1,435	$1,322	$1,434	$1,301	$1,311	$1,321
Amount Deferred(b)	$0	$0	$1,096	$430	$1,435	$661	$1,434	$0	$656	$661
Columbia Variable Portfolio – Income Opportunities Fund	$1,437	$1,426	$1,758	$1,427	$1,427	$1,314	$1,426	$1,294	$1,304	$1,314
Amount Deferred(b)	$0	$0	$1,090	$428	$1,427	$657	$1,426	$0	$652	$657
Columbia Variable Portfolio – Intermediate Bond Fund	$6,924	$6,875	$8,477	$6,877	$6,877	$6,340	$6,875	$6,242	$6,290	$6,338
Amount Deferred(b)	$0	$0	$5,256	$2,063	$6,877	$3,170	$6,875	$0	$3,145	$3,169
Columbia Variable Portfolio – Large Cap Growth Fund	$3,392	$3,367	$4,153	$3,368	$3,368	$3,103	$3,367	$3,055	$3,078	$3,102
Amount Deferred(b)	$0	$0	$2,575	$1,010	$3,368	$1,552	$3,367	$0	$1,539	$1,551
Columbia Variable Portfolio – Large Cap Index Fund	$2,259	$2,242	$2,765	$2,244	$2,244	$2,067	$2,242	$2,035	$2,050	$2,066
Amount Deferred(b)	$0	$0	$1,714	$673	$2,244	$1,034	$2,242	$0	$1,025	$1,033
Columbia Variable Portfolio – Limited Duration Credit Fund	$1,986	$1,972	$2,431	$1,972	$1,972	$1,817	$1,972	$1,789	$1,803	$1,817
Amount Deferred(b)	$0	$0	$1,507	$592	$1,972	$909	$1,972	$0	$902	$908
Columbia Variable Portfolio – Mid Cap Growth Fund	$1,636	$1,623	$2,001	$1,624	$1,624	$1,495	$1,623	$1,472	$1,483	$1,494
Amount Deferred(b)	$0	$0	$1,240	$487	$1,624	$748	$1,623	$0	$741	$747
Columbia Variable Portfolio – Overseas Core Fund	$2,413	$2,395	$2,955	$2,396	$2,396	$2,208	$2,395	$2,174	$2,191	$2,207
Amount Deferred(b)	$0	$0	$1,832	$719	$2,396	$1,104	$2,395	$0	$1,095	$1,104
Columbia Variable Portfolio – Select Large Cap Equity Fund	$2,564	$2,545	$3,140	$2,546	$2,546	$2,346	$2,545	$2,310	$2,327	$2,345
Amount Deferred(b)	$0	$0	$1,947	$764	$2,546	$1,173	$2,545	$0	$1,164	$1,173

	Independent Trustees
Fund	George S. Batejan	Kathleen Blatz	Edward Boudreau(a)	Pamela G. Carlton	Patricia M. Flynn	Brian J. Gallagher	Catherine James Paglia	Anthony M. Santomero	Minor M. Shaw	Sandra Yeager
Columbia Variable Portfolio – Select Large Cap Value Fund	$2,636	$2,617	$3,231	$2,617	$2,617	$2,412	$2,617	$2,375	$2,394	$2,412
Amount Deferred(b)	$0	$0	$2,003	$785	$2,617	$1,206	$2,617	$0	$1,197	$1,206
Columbia Variable Portfolio – Select Mid Cap Value Fund	$1,377	$1,367	$1,686	$1,368	$1,368	$1,260	$1,367	$1,240	$1,250	$1,259
Amount Deferred(b)	$0	$0	$1,045	$410	$1,368	$630	$1,367	$0	$625	$630
Columbia Variable Portfolio – Select Small Cap Value Fund	$1,104	$1,096	$1,351	$1,097	$1,097	$1,010	$1,096	$994	$1,002	$1,010
Amount Deferred(b)	$0	$0	$838	$329	$1,097	$505	$1,096	$0	$501	$505
Columbia Variable Portfolio – Seligman Global Technology Fund	$1,101	$1,093	$1,347	$1,093	$1,093	$1,007	$1,093	$992	$999	$1,007
Amount Deferred(b)	$0	$0	$835	$328	$1,093	$504	$1,093	$0	$500	$503
Columbia Variable Portfolio – U.S. Government Mortgage Fund	$2,270	$2,253	$2,778	$2,254	$2,254	$2,077	$2,253	$2,045	$2,061	$2,077
Amount Deferred(b)	$0	$0	$1,722	$676	$2,254	$1,039	$2,253	$0	$1,031	$1,038
CTIVP® – American Century Diversified Bond Fund	$3,739	$3,714	$4,583	$3,714	$3,714	$3,436	$3,714	$3,385	$3,411	$3,436
Amount Deferred(b)	$0	$0	$2,841	$1,114	$3,714	$1,718	$3,714	$0	$1,705	$1,718
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	$1,142	$1,134	$1,398	$1,134	$1,134	$1,045	$1,134	$1,029	$1,036	$1,044
Amount Deferred(b)	$0	$0	$866	$340	$1,134	$522	$1,134	$0	$518	$522
CTIVP® – CenterSquare Real Estate Fund	$1,644	$1,631	$2,010	$1,632	$1,632	$1,504	$1,631	$1,480	$1,492	$1,503
Amount Deferred(b)	$0	$0	$1,246	$490	$1,632	$752	$1,631	$0	$746	$751
CTIVP® – Loomis Sayles Growth Fund	$3,945	$3,915	$4,830	$3,917	$3,917	$3,608	$3,915	$3,552	$3,579	$3,607
Amount Deferred(b)	$0	$0	$2,994	$1,175	$3,917	$1,804	$3,915	$0	$1,789	$1,803
CTIVP® – Los Angeles Capital Large Cap Growth Fund	$3,334	$3,310	$4,083	$3,311	$3,311	$3,051	$3,310	$3,003	$3,026	$3,049
Amount Deferred(b)	$0	$0	$2,531	$993	$3,311	$1,525	$3,310	$0	$1,513	$1,525
CTIVP® – MFS Value Fund	$3,094	$3,074	$3,793	$3,072	$3,072	$2,833	$3,074	$2,790	$2,813	$2,835
Amount Deferred(b)	$0	$0	$2,351	$922	$3,072	$1,416	$3,074	$0	$1,406	$1,417

	Independent Trustees
Fund	George S. Batejan	Kathleen Blatz	Edward Boudreau(a)	Pamela G. Carlton	Patricia M. Flynn	Brian J. Gallagher	Catherine James Paglia	Anthony M. Santomero	Minor M. Shaw	Sandra Yeager
CTIVP® – Morgan Stanley Advantage Fund	$3,917	$3,886	$4,789	$3,889	$3,889	$3,577	$3,886	$3,520	$3,547	$3,574
Amount Deferred(b)	$0	$0	$2,969	$1,167	$3,889	$1,789	$3,886	$0	$1,773	$1,787
CTIVP® – T. Rowe Price Large Cap Value Fund	$3,580	$3,556	$4,389	$3,555	$3,555	$3,279	$3,556	$3,229	$3,255	$3,280
Amount Deferred(b)	$0	$0	$2,721	$1,066	$3,555	$1,639	$3,556	$0	$1,627	$1,640
CTIVP® – TCW Core Plus Bond Fund	$4,566	$4,533	$5,590	$4,535	$4,535	$4,180	$4,533	$4,116	$4,148	$4,179
Amount Deferred(b)	$0	$0	$3,466	$1,360	$4,535	$2,090	$4,533	$0	$2,074	$2,090
CTIVP® – Victory Sycamore Established Value Fund	$1,784	$1,771	$2,184	$1,772	$1,772	$1,632	$1,771	$1,606	$1,618	$1,631
Amount Deferred(b)	$0	$0	$1,354	$532	$1,772	$816	$1,771	$0	$809	$815
CTIVP® – Wells Fargo Short Duration Government Fund	$3,552	$3,527	$4,350	$3,528	$3,528	$3,251	$3,527	$3,200	$3,225	$3,250
Amount Deferred(b)	$0	$0	$2,697	$1,058	$3,528	$1,625	$3,527	$0	$1,613	$1,625
CTIVP® – Westfield Mid Cap Growth Fund	$1,755	$1,742	$2,147	$1,743	$1,743	$1,603	$1,742	$1,578	$1,590	$1,602
Amount Deferred(b)	$0	$0	$1,331	$523	$1,743	$802	$1,742	$0	$795	$801
Variable Portfolio – Aggressive Portfolio	$4,237	$4,207	$5,191	$4,207	$4,207	$3,876	$4,207	$3,816	$3,847	$3,877
Amount Deferred(b)	$0	$0	$3,218	$1,262	$4,207	$1,938	$4,207	$0	$1,923	$1,938
Variable Portfolio – Conservative Portfolio	$2,345	$2,328	$2,871	$2,329	$2,329	$2,147	$2,328	$2,114	$2,130	$2,146
Amount Deferred(b)	$0	$0	$1,780	$699	$2,329	$1,073	$2,328	$0	$1,065	$1,073
Variable Portfolio – Moderate Portfolio	$22,993	$22,831	$28,167	$22,832	$22,832	$21,044	$22,831	$20,719	$20,882	$21,044
Amount Deferred(b)	$0	$0	$17,464	$6,849	$22,832	$10,522	$22,831	$0	$10,441	$10,522
Variable Portfolio – Moderately Aggressive Portfolio	$11,169	$11,092	$13,687	$11,089	$11,089	$10,221	$11,092	$10,064	$10,144	$10,223
Amount Deferred(b)	$0	$0	$8,486	$3,327	$11,089	$5,111	$11,092	$0	$5,072	$5,112
Variable Portfolio – Moderately Conservative Portfolio	$4,844	$4,810	$5,933	$4,810	$4,810	$4,434	$4,810	$4,366	$4,400	$4,434
Amount Deferred(b)	$0	$0	$3,678	$1,443	$4,810	$2,217	$4,810	$0	$2,200	$2,217

	Independent Trustees
Fund	George S. Batejan	Kathleen Blatz	Edward Boudreau(a)	Pamela G. Carlton	Patricia M. Flynn	Brian J. Gallagher	Catherine James Paglia	Anthony M. Santomero	Minor M. Shaw	Sandra Yeager
Variable Portfolio – Managed Volatility Moderate Growth Fund	$19,869	$19,726	$24,336	$19,730	$19,730	$18,184	$19,726	$17,902	$18,041	$18,180
Amount Deferred(b)	$0	$0	$15,088	$5,919	$19,730	$9,092	$19,726	$0	$9,020	$9,090
Variable Portfolio – Partners Core Bond Fund	$5,656	$5,615	$6,924	$5,616	$5,616	$5,177	$5,615	$5,097	$5,136	$5,175
Amount Deferred(b)	$0	$0	$4,293	$1,685	$5,616	$2,588	$5,615	$0	$2,568	$2,588
Variable Portfolio – Partners Core Equity Fund	$3,656	$3,629	$4,478	$3,631	$3,631	$3,346	$3,629	$3,294	$3,319	$3,345
Amount Deferred(b)	$0	$0	$2,776	$1,089	$3,631	$1,673	$3,629	$0	$1,660	$1,672
Variable Portfolio – Partners International Core Equity Fund	$4,813	$4,778	$5,903	$4,779	$4,779	$4,398	$4,778	$4,328	$4,363	$4,397
Amount Deferred(b)	$0	$0	$3,660	$1,434	$4,779	$2,199	$4,778	$0	$2,181	$2,199
Variable Portfolio – Partners International Growth Fund	$2,127	$2,112	$2,601	$2,112	$2,112	$1,949	$2,112	$1,919	$1,934	$1,949
Amount Deferred(b)	$0	$0	$1,612	$634	$2,112	$974	$2,112	$0	$967	$975
Variable Portfolio – Partners International Value Fund	$2,120	$2,106	$2,593	$2,106	$2,106	$1,944	$2,106	$1,915	$1,930	$1,945
Amount Deferred(b)	$0	$0	$1,608	$632	$2,106	$972	$2,106	$0	$965	$972
Variable Portfolio – Partners Small Cap Growth Fund	$1,811	$1,798	$2,217	$1,798	$1,798	$1,655	$1,798	$1,628	$1,641	$1,654
Amount Deferred(b)	$0	$0	$1,375	$539	$1,798	$827	$1,798	$0	$821	$827
Variable Portfolio – Partners Small Cap Value Fund	$1,925	$1,911	$2,357	$1,912	$1,912	$1,759	$1,911	$1,732	$1,745	$1,759
Amount Deferred(b)	$0	$0	$1,461	$573	$1,912	$880	$1,911	$0	$873	$880

(a)	Mr. Boudreau served as Trustee of CFVST II until his retirement on December 31, 2019.
(b)

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of the compensation payable to him or her for service as a Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Deferred fees are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more selected Columbia Funds (with accruals to the Deferral Account beginning at such time as fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

APPENDIX G – EXECUTIVE OFFICER INFORMATION

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below.

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 – December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously, Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 – December 2018 and December 2015 – December 2018, respectively).

Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 – March 2017).

Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 – January 2017 and January 2013 – January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).

G-1

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 – August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.

Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

G-2

APPENDIX H — ADDITIONAL INFORMATION REGARDING AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

Columbia Funds Variable Insurance Trust (“CFVIT”)

Fee information below is disclosed for the CFVIT.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$556,700	$432,100

Audit Fees include amounts related to the audit of CFVIT’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to CFVIT by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of CFVIT’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by CFVIT’s principal accountant to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT for an engagement that related directly to the operations and financial reporting of CFVIT.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to CFVIT for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$123,300	$133,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2018 also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by CFVIT’s principal accountant to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT for an engagement that related directly to the operations and financial reporting of CFVIT.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to CFVIT for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by CFVIT’s principal accountant to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT for an engagement that related directly to the operations and financial reporting of CFVIT during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$235,000	$235,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of CFVIT’s transfer agent and investment adviser.

Audit Committee Pre-Approval Policies and Procedures. CFVIT’s Audit Committee is required to pre-approve the engagement of CFVIT’s independent auditors to provide audit and non-audit services to CFVIT and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”)) if the engagement relates directly to the operations and financial reporting of CFVIT.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of CFVIT’s independent accountants to provide (i) audit and permissible audit-related , tax and other services to CFVIT (“Fund Services”); (ii) non-audit services to CFVIT’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to CFVIT’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by CFVIT’s Audit Committee.

Non-Audit Fees. The aggregate non-audit fees billed by CFVIT’s accountant for services rendered to CFVIT, and rendered to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$358,300	$368,500

CFVIT’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to CFVIT’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to CFVIT that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Columbia Funds Variable Series Trust II (“CFVST II”)

Fee information below is disclosed for CFVST II. Fee information for the fiscal year ended December 31, 2018 includes one series liquidated and one series commenced operations during 2018.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$1,487,000	$1,393,300

Audit Fees include amounts related to the audit of CFVST II’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to CFVST II by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$8,600	$20,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of CFVST II’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by the CFVST II’s principal accountant to the CFVST II’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVST II for an engagement that related directly to the operations and financial reporting of CFVST II.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to CFVST II for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$352,600	$327,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by the CFVST II’s principal accountant to CFVST II’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVST II for an engagement that related directly to the operations and financial reporting of CFVST II.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to CFVST II for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by CFVST II’s principal accountant to CFVST II’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVST II for an engagement that related directly to the operations and financial reporting of CFVST II during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of CFVST II’s transfer agent and investment adviser.

Audit Committee Pre-Approval Policies and Procedures. The CFVST II’s Audit Committee is required to pre-approve the engagement of CFVST II’s independent auditors to provide audit and non-audit services to

CFVST II and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”)) if the engagement relates directly to the operations and financial reporting of CFVST II.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of CFVST II’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to CFVST II (“Fund Services”); (ii) non-audit services to CFVST II’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to CFVST II’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by CFVST II’s Audit Committee.

Non-Audit Fees. The aggregate non-audit fees billed by CFVST II’s accountant for services rendered to CFVST II, and rendered to CFVST II’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVST II during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$586,200	$573,000

CFVST II’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to CFVST II’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to CFVST II that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

PXY000_00_010_(10/20)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/272705013

on December 22 at 10:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter

the 14-digit control number from the

shaded box on this card.

The Password for this meeting is

COL2020.

Please detach at perforation before mailing.

COLUMBIA FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 22, 2020

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE FUNDS. The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”), revoking previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meeting to be held in a virtual format only, which will be conducted on-line at the following Website: www.meetingcenter.io/272705013, on December 22, 2020, at 10:00 a.m. Eastern Time, as indicated on the reverse side. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The password for this Meeting is COL2020. In their discretion, the Proxies named above are authorized to vote upon such other matters as may properly come before the Meeting.

The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

COL_31701_102120

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held Virtually on December 22, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31701

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

[Fund(s)]

Please detach at perforation before mailing.

THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR ITS TRUST. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal
1.	To elect seventeen (17) nominees to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor:				FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

	01. George S. Batejan	02. Kathleen Blatz	03. Pamela G. Carlton	04. Janet Langford Carrig
	05. J. Kevin Connaughton	06. Olive Darragh	07. Patricia M. Flynn	08. Brian J. Gallagher
	09. Douglas A. Hacker	10. Nancy T. Lukitsh	11. David M. Moffett	12. Catherine James Paglia
	13. Anthony M. Santomero	14. Minor M. Shaw	15. Natalie A. Trunow	16. Sandra Yeager
17. Christopher O. Petersen

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided

2.	To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date
Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below                             Signature 1 — Please keep signature within the box             Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	COL1 31701	M xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

COLUMBIA FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 22, 2020

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in Columbia Funds.

The undersigned contract owner, revoking previous voting instructions, instructs the Company to vote, at the Joint Special Meeting of Shareholders to be held in a virtual format only, which will be conducted on-line at the following Website: www.meetingcenter.io/272705013, on December 22, 2020, at 10:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed on the reverse side or in the discretion of the Company upon such other matters as may properly come before the Meeting. The undersigned acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this Voting Instruction Card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

COL_31701_102620_VI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held Virtually on December 22, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31701

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

[Fund(s)]

Please detach at perforation before mailing.

THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR ITS TRUST. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE COMPANY IS ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal
1.	To elect seventeen (17) nominees to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor:				FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

	01. George S. Batejan	02. Kathleen Blatz	03. Pamela G. Carlton	04. Janet Langford Carrig
	05. J. Kevin Connaughton	06. Olive Darragh	07. Patricia M. Flynn	08. Brian J. Gallagher
	09. Douglas A. Hacker	10. Nancy T. Lukitsh	11. David M. Moffett	12. Catherine James Paglia
	13. Anthony M. Santomero	14. Minor M. Shaw	15. Natalie A. Trunow	16. Sandra Yeager
17. Christopher O. Petersen

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided

2.	To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date
Below
Note:	Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below                             Signature 1 — Please keep signature within the box             Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	COL2 31701	M xxxxxxxx